CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MARIS-TECH LTD. IF PUBLICLY DISCLOSED.

MASTER SUPPLY AGREEMENT

entered into by and between

Flyabilty SA (together with its Affiliates), a company incorporated under the laws of Switzerland whose registered office is at EPFL Innovation Park Bldg C, 1015 Lausanne, Switzerland, and registered at the companies register of Vaud, Switzerland under number CH-550.1.046.506-4 .

hereinafter referred to as "**BUYER**" or "**FLYABILITY**"

and

DROMOTE SA (a Swiss company to be incorporated by Pierre-Yves Guernier, Eric Chaubert and Frédéric Guitard who will sign this agreement and will be personally responsible of all obligations under this agreement until this agreement is taken over by DROMOTE SA; AND, jointly and severally NEWCO SA (the new Swiss company which will be registered on the commercial register and controlled by Eric Chaubert after the split-up of Advanced Silicon SA (a company existing under the law of Switzerland with a current share capital of CHF 5'319'300.-) in 2 companies; Advanced Silicon SA or Eric Chaubert will sign this agreement and will be responsible of all obligations under this agreement until this agreement is taken over by the new Swiss company

hereinafter referred to as "**SUPPLIER**" or "DROMOTE"

BUYER and SUPPLIER duly represented by their authorized signatories as recorded below and hereinafter referred individually or collectively to as "the Party" or "the Parties".

This Agreement (as defined herein) is effective as of _____________ ("Effective Date")

WHEREAS, […] desires to supply and Flyability desires to purchase the aforementioned goods and/or services.

WHEREAS, The Parties are willing to enter into this agreement in order to set the conditions for the purchase of the products and/or services sold by SUPPLIER to BUYER and the companies of their groups respectively.

NOW AND THEREFORE, the Parties agree to the following:

1 Definitions

Unless otherwise stated in this agreement, the following terms shall have the following meaning:

"Affiliate" shall mean any and all companies, partnerships or other entities (i) Controlling, (ii) being Controlled by or (iii) being under joint Control with BUYER or SUPPLIER respectively. **"Control"** means that more than fifty percent (50%) of the controlled entity's shares or ownership interest, or the voting rights to make decisions or the ability to appoint the management or directors for such entity are held, owned or controlled, directly or indirectly, by the controlling entity. An entity is considered an Affiliate only so long as such Control exists.

"Agreement" shall mean this master supply agreement.

"Confidential Information" shall have the meaning assigned to it in the Non-Disclosure Agreement referred in **article 15.1.**

"**Business Day**" means a day (other than a Saturday or Sunday) on which banks are generally open in the country of the Party that is expected to perform under an agreed upon lead time, unless otherwise stated.

"Defect" shall mean any non-compliance of one or more Products with the conditions provided in **article 8.1**.

"Delayed Delivery" shall mean a delivery of the Products to BUYER at a point in time later than the delivery time stated in the relevant Order.

"Epidemic Failure" shall mean a field failure of any Product exhibiting the same root cause defect or malfunction or a failure to meet the legally or contractually agreed health, safety and environment compliance requirements which is detected on at least three percent (3%) or ten (10) units, whichever is lower, of any given Product delivered to the customers of FLYABILITY within a rolling period of 120 calendar days, which is verifiable and not attributable to normal wear and tear.

"Force Majeure" shall mean any event or circumstance, such as fire, flood, governmental acts or orders or restrictions or Acts of God, where failure to perform is beyond the control and not caused by the fault or negligence of the non-performing Party.

"Initial Period" shall mean the period starting at the date of the first Blanket Order of 1'000 Transmission Module Kits and ending at the date of delivery of the last one of this 1'000 units to Buyer. The maximum length of this Initial Period ought to be eighteen (18) months. However,

due to the economic situation at the date of signature of this Agreement, Flyability shall have the right to extend the Initial Period up to twelve (12) more months in line with its business situation and its forecasted sales at the time of signing the first purchase Order. Therefore, and for avoidance of doubt, the Initial Period may have a maximum duration of (30) months in total.

"Intellectual Property" means any intellectual and industrial property including but not limited to inventions, designs, Confidential Information (including trade secrets and know how), drawings, prototypes, algorithms, software, mask works and semiconductors topographies and all other results from intellectual activity in the industrial, scientific, literary or artistic field.

"Intellectual Property Rights" means any intellectual and industrial property right including but not limited to all copyright and similar rights, moral rights and neighboring rights, all rights in relation to: inventions (including patent rights and patent applications), trademarks, business names and right in relation to domain names, Confidential Information (including trade secrets and know how), drawings and designs, prototypes, algorithms, software, mask works and semiconductor topographies and all other rights resulting from intellectual activity in the industrial, scientific, literary or artistic field, afforded by law anywhere in the world whether registered or unregistered or capable of registration and all applications there from.

"New Products" means Products that are not in scope of the Agreement at time of Effective Date but that might be supplied to BUYER in the future

"Order" shall mean each purchase order of Products placed by BUYER on SUPPLIER pursuant to **Exhibit 1 "Purchase Prices and Terms".**

"Products" shall mean any and all goods and/or services supplied by SUPPLIER to BUYER as specified in **Exhibit 1 "Purchase Prices and Terms"**

"Special Tooling" shall mean all jigs, dies, fixtures, molds, patterns, special cutting tools, special gauges, special test equipment, other special equipment and manufacturing aids, and drawings and any replacements of the foregoing, acquired or manufactured or used in the performance of the Orders, which are of such a specialized nature that, without substantial modification or alteration, their use is limited to the production of the Products and performance of the Orders. The term does not include (a) items of tooling or equipment acquired by SUPPLIER previously to this Agreement, or replacement thereof, whether or not altered or adopted for use in the performance of the Orders, (b) consumable small tools, (c) general or special machine tools or similar capital items, or (d) tooling, title to which is in SUPPLIER.

"Spare Parts" shall mean spare parts and replacement parts with respect to the Products, which are fully capable of ensuring functionally equivalent performance of the Products and/or their respective replacements.

"Specifications" shall mean the requirements, including without limitation the materials, quality and characteristics that the Products should comply with, as provided in the Agreement and agreed by the Parties for the relevant Products.

2 Scope

2.1 This Agreement provides the terms and conditions for the supply of Products by SUPPLIER and SUPPLIER's Affiliates to BUYER.

2.2 SUPPLIER agrees to supply BUYER under this Agreement with Products satisfying the Specifications.

2.3 For the avoidance of doubt this Agreement does not imply, nor may it be construed as creating any obligation of BUYER to purchase from SUPPLIER. The supply shall be conducted through the individual Orders placed by BUYER from time to time as provided below.

2.4 The Parties acknowledge that during its term this Agreement shall also govern other SUPPLIER's products that may be supplied to BUYER in the future ("New Products"). In such event the same terms and conditions herein shall apply, and BUYER shall not be obliged to accept any additional terms and conditions which are, or may be, less advantageous to BUYER than the terms and conditions contained in this Agreement. For the purpose of this **article 2.4**, New Products shall include but not be limited to any products developed by SUPPLIER, any successor/replacement products to the Products, and any products whose ownership or licensing rights SUPPLIER may acquire.

2.5 BUYER may at its sole discretion, for logistics or other commercial reasons, accept that a SUPPLIER's Affiliate supplies the Products on behalf of SUPPLIER. In such event SUPPLIER shall remain entirely responsible and liable for all its obligations under this Agreement. For the avoidance of doubt the same relevant conditions including without limitation payment, prices and delivery provided herein shall apply.

2.6 The following exhibits attached hereinafter form an integral part of this Agreement:

D2 - Exhibit 1	**"Purchase Prices and Terms"**
D3 - Exhibit 2	**"Mutual Confidentiality Agreement"**
D4 - Exhibit 3	**"Escrow Agreement"**
D5 - Exhibit 4	**"Exclusivity Agreement"**
D6 - Exhibit 5	**"Subcontractors Obligations Agreement"**
D7 - Exhibit 6	**"Development Agreement" with 8 Exhibits:**
D8 - Exhibit DA1	**"Statement of work (SOW)"**
D9 - Exhibit DA2	**"Prices and payment schedules"**
D10 - Exhibit DA3	**"Standard rates"**
D11 - Exhibit DA4	**"Acceptance and test procedures (ATP)"**
D12 - Exhibit DA5	**"Specifications classification"**
D13 - Exhibit DA6	**"Specifications requirements"**
D14 - Exhibit DA7	**"SOW requirements"**
D15 - Exhibit DA8	**"SNA requirements"**
D16 - Exhibit DA9	**"Ground station requirements"**

3 Orders

3.1 All Orders and the supply thereof shall be governed by this Agreement and shall become an integral part thereof. The terms of this Agreement apply to the exclusion of any other terms and conditions, including without limitation any SUPPLIER's terms and conditions of sale, whether included in any order confirmation, any printed form of SUPPLIER or whatsoever included or referred. Any term or condition inconsistent with this Agreement shall only be effective when accepted by BUYER in writing. For the avoidance of doubt, the order of precedence shall be as follows: (i) This Master Supply Agreement (ii) Purchase Orders and (iii) the Exhibits to this Agreement.

3.2 The Orders shall be submitted by BUYER to SUPPLIER in writing or through an electronic ordering system. Unless the Parties agree otherwise, the Orders shall be confirmed by the

SUPPLIER within ten (10) Business Days stating at least: the Order number, the BUYER's Product reference number and designation, the delivery time, the quantity and the pricing as stated on the Order ("Accepted Order"). Any acceptance or acknowledgment of the Order by any means and/or the commencement of its performance shall be deemed as an Order acceptance.

3.3 BUYER may place Orders including a forecast and a frozen period, such frozen period being in accordance with the delivery lead time agreed between BUYER and SUPPLIER (schedule orders). Those periods are to be stated in **Exhibit 1**. Only the quantities within the frozen period shall be deemed binding upon BUYER. Further BUYER may also submit firm Orders without forecast (discrete orders).

3.4 BUYER is not required to purchase any minimum quantities of Products unless agreed by BUYER in writing and stated in Exhibit 1.

3.5 Without invalidating the Purchase Order, BUYER may at any time request changes from SUPPLIER by issuing a Change Order and SUPPLIER shall promptly comply with any such request. If any Change Order increases or decreases the price or delivery time (the calculation of which shall be shared by SUPPLIER with BUYER), the price shall be adjusted accordingly and a reasonable adjustment shall be made to the delivery time, provided that BUYER may instruct in writing SUPPLIER to proceed with this change without any delay and the matter on adjustment will be dealt with amicably. SUPPLIER will use reasonable efforts to mitigate the costs for BUYER. SUPPLIER shall not be entitled to make any changes whatsoever to or related to the Products, unless accepted in writing by BUYER prior to the implementation of such change.

4 Delivery Terms

4.1 Products shall be delivered FCA SUPPLIER (Switzerland) (Incoterms© 2020) unless otherwise agreed. Title to the Products shall transfer to BUYER upon delivery at BUYER's facility or other place of delivery indicated by BUYER.

4.2 Deliveries shall be notified in writing to BUYER by listing the Order number, quantity, dimensions and weight of the relevant Products. Packing shall be secure and tamper-resistant, so that it remains in undamaged and perfect condition until destination.

4.3 Risk of loss or damage to the Products shall pass from SUPPLIER to BUYER in accordance with the agreed Incoterms© 2020.

4.4 BUYER may inspect the Products either before or after payment or delivery, or before or after BUYER's acceptance as applicable, at BUYER's option. BUYER reserves the right to reject and refuse acceptance of Products which are not compliant with the Specifications. Acceptance of the Products shall be given to SUPPLIER within ten (10) business days from Delivery date and shall not be deemed as BUYER's waiver to further claim failure to comply with the terms herein or the existence of Defects. (Warranty under **Article 8** starts when BUYER has title to the Products)

4.5 For planning purposes, BUYER shall provide SUPPLIER with annual or monthly forecasts. Any forecast shall be an indicative estimate only and shall by no means constitute an obligation of the BUYER to order or otherwise purchase any amount of Products. Where requested by BUYER, SUPPLIER shall ensure its capability to deliver the Products in the quantities designated in the

respective forecast. SUPPLIER will inform Flyability without delay in case there are concerns regarding the quantities and will make every reasonable effort to mitigate them.

4.6 Products shall be delivered under the Specifications at the delivery time indicated in the Order and in line with standard lead time stated in **Exhibit 1 "Purchase Prices and Terms"**. Such delivery time may be stated as a specific date for delivery (delivery date), a period for delivery (delivery period) or a period between the Order and delivery (delivery lead time).

4.7 The Parties acknowledge that time is of the essence under this Agreement. Delivery and quality expectations are 100% on time and free from Defects according to Specifications.

4.8 Partial deliveries are not allowed unless BUYER's express approval. Such approval shall be obtained separately for each delivery and before the intended delivery date. BUYER shall not be responsible for excess of quantities to the quantities specified on the Orders, either delivered or not.

4.9 If SUPPLIER anticipates that a delivery may not be on time, SUPPLIER shall notify BUYER in writing immediately. If the delay is longer than twenty-five (25) business days, SUPPLIER shall propose a new delivery date which will be considered as the time limit for delivery (hereinafter: "New Date") using the most appropriate method (for example using aircraft instead of ship), potential on-costs being at SUPPLIER's expenses. BUYER will decide at its sole discretion whether he accepts the New Date or not.

(i) If BUYER does not agree on the New Date , BUYER is entitled to cancel the Order without any liability thereof and to claim damages for non-performance and/or to order the Products from a third party, on-costs being at SUPPLIER's cost and expenses.

(ii) If BUYER decides to accept the New Date, delivery shall take place exclusively during this period and before its expiry. If SUPPLIER fails to meet the New Date, BUYER is entitled to cancel the Order without liability thereof and to claim damages for non-performance and reserves the right to claim further damages or remedies caused by the New Date delayed delivery. BUYER shall also be entitled to terminate this Agreement by written notice to SUPPLIER with immediate effect and without any BUYER's liability thereof. All obligations of the SUPPLIER with respect to Delayed Delivery shall become immediately due and payable.

(iii) If the delay is totally attributable to the BUYER, (i) and (ii) will not apply. If the delay is partially attributable to the BUYER, Parties shall discuss in good faith the resolution of the case and related costs and expenses shall be shared by the Parties.

4.10 SUPPLIER shall give BUYER not less than six (6) months prior written notice in the event of discontinuance of the production of a Product(s) or any major part thereof and shall give BUYER the opportunity to purchase the affected Product(s) in such quantity as BUYER deems necessary to cover its long term requirements. SUPPLIER shall accept Purchase Orders from BUYER during the notice period for delivery up to twelve (12) months following the discontinuation becoming effective. SUPPLIER shall have the obligation to offer a new Product equivalent in terms of quality, price and performance of the discontinued Product in order to replace it with minimal impact on BUYER. In the case SUPPLIER is not able to fulfil this obligation, BUYER shall be entitled to claim damages for non performance. Both Parties shall mutually agree on the conditions of the development, qualification and supply of the replacement product.

5 Quality

5.1 SUPPLIER guarantees strict conformity of the Products with the technical characteristics contained in BUYER's order, both with regard to quality and with regard to quantity. SUPPLIER agrees at all times to provide only parts that conform to Customer's prints, Specifications, tolerances or other written requirements. It is the responsibility of SUPPLIER to perform any necessary testing and/or inspection to assure that the product conforms to Customer's requirements prior to shipping.

5.2 New products and controlled changes: Flyability follows AIAG standards, tools and methodology (PPAP, APQP…) but suited to the nature of its business. SUPPLIER is expected to support as necessary.

6 Prices and Payment

6.1 Prices shall be quoted as requested by BUYER and with Valued Added Tax (VAT) explicitly stated. Prices include packing, taxes, costs and all charges and costs applicable at delivery and as per agreed Incoterms© 2020. All SUPPLIER's costs including without limitation, production, marketing, documentation and administration costs are covered and will not be charged separately. The price for Products is as specified in any Order issued pursuant to **Exhibit 1 "Purchase Prices and Terms"** attached herein. Prices are firm and cannot be modified, unless otherwise agreed in writing by BUYER.

6.2 BUYER shall pay SUPPLIER invoices duly issued for performance in compliance with this Agreement. BUYER shall make such payment within Thirty (30) business days after the date of receipt of the relevant invoice and remittance of Products to agreed point by SUPPLIER (Section 4 of Incoterms©2020).

6.3 Payment shall not be deemed as acceptance of the relevant Products.

6.4 Late payments of undisputed amounts shall incur interest at the rate of (0.5%) per month or the maximum interest permitted by law, whichever is less.

6.5 SUPPLIER agrees to provide to the BUYER transparency on Cost Key Drivers according to the following principles:

i. A cost driver is the direct cause of a cost and its effect is on the total cost incurred. What is meant by visibility on key cost drivers is visibility on element of cost that impact significantly the BOM cost or the needs in cash for upfront payment

ii. This transparency will help the BUYER and SUPPLIER to jointly optimize cash spending related to upfront payments of SUPPLIER's suppliers

iii. This transparency will also assist the BUYER to make educated decision in Product definition to understand the economic impact of adding or removing features, components, capabilities into Products.

iv. Lastly, this transparency will assist the BUYER with support Price revisions as relevant (up or down) and facilitate the cost reduction objectives as defined in **Article 6.6**.

v. Cost might include SUPPLIER margin which does not need to be communicated. FLYABILITY will not use Cost Key Driver information provided to reduce SUPPLIER margin.

vi. Flyability does not require that Cost Key Driver prior signature of the Agreement but agreeing on payment terms will need such a visibility.

6.6 SUPPLIER acknowledge that BUYERs' target prices are lower than prices listed in **Exhibit 1** and SUPPLIER will engage n cost reduction improvements to strive and reach target cost / to deliver 3% year over year for the initial length of the contract and starting from 2022.

6.7 SUPPLIER is committed to supply Products to BUYER at the best market conditions. If BUYER determines that it can purchase one or more of the Products or acceptable alternatives from another source at better conditions (including without limitation better price, terms and quality) BUYER may after the initial committed quantity (if any) is ordered (see **Exhibit 1 Purchase Price and Terms**), either provide SUPPLIER with a reasonable time to comply to such better conditions, and if SUPPLIER cannot comply, withdraw the relevant Products from the Agreement

7 Termination of work

7.1 After the end of the Initial Period, BUYER may terminate performance of work under this Agreement and any Order either in whole or part, at any time and by written notice of termination to SUPPLIER, whereupon SUPPLIER will stop work on the date and to the extent specified in the notice and terminate all orders and subcontracts to the extent they relate to the terminated work. SUPPLIER will promptly advise BUYER of the quantities of applicable work and material on hand or purchased prior to termination and the most favorable disposition that SUPPLIER can make thereof. SUPPLIER will comply with BUYER's instructions regarding transfer of title, possession and disposition of such work and material. SUPPLIER will not sell any Products, components thereof, or other items on which BUYER's brands appear.

7.2 Within sixty (60) calendar days after receipt of the notice of termination above, SUPPLIER will submit all its claims resulting from such termination. SUPPLIER shall provide relevant proof of the costs incurred from the termination. BUYER will pay SUPPLIER without duplication, the Order price for finished work accepted by BUYER and the cost to SUPPLIER of work in process, and raw material allocable to the terminated work related to Purchase Orders and forecast within the frozen period, as defined in **Exhibit 1**; less, however, (a) the reasonable value or cost (whichever is higher) of any items used or sold by SUPPLIER without BUYER's consent; (b) the agreed value of any items used or sold by SUPPLIER with BUYER's consent; and (c) the cost of any defective, damaged or destroyed work or material. BUYER will make no payments for finished work, work in process or raw material fabricated or procured by SUPPLIER in excess of any Order or relevant BUYER's authorization. In any event payments made under this **article 7** shall not exceed the aggregate price specified in the relevant Order. For the avoidance of doubt, under no circumstances shall SUPPLIER be entitled to anticipatory profits or to any indirect, incidental or consequential damages.

7.3 Payment made under this **article 7** constitutes BUYER's only liability in the event works are terminated by BUYER hereunder. The provisions of this **article 7** shall not apply to any cancellation

or termination by BUYER for default by SUPPLIER or for any other cause allowed by law or under this Agreement.

8 Warranty

8.1 SUPPLIER hereby warrants that during the Warranty period of twenty-four (24) months, the Products (including all components and any part thereof) shall:

i. Conform to this Agreement, the Specifications, statement of work, applicable legislation and regulations, standards, drawings, provisions of the technical documentation, reference sample and models attached to or referred to in the Agreement or purchase Order;

ii. Be free from defects in design, material and workmanship (including without limitation Epidemic Failures); and

iii. Work uninterrupted and/or error-free.

These warranties shall apply for the full Warranty period. Products repaired or replaced by SUPPLIER during the Warranty period will remain under Warranty for the remainder of the Warranty Period plus the period required by SUPPLIER to repair or replace it and to put it back into operation.

8.2 The costs of packing, transport and insurance related to (i) shipping the defective Products or part to SUPPLIER for repair or replacement and (ii) shipping of the repaired Contract Item or replacement therefore or part thereof to FLYABILITY shall be borne by SUPPLIER.

8.3 Warranty replacement of parts shall be limited to malfunctions which are due and traceable to defects in original material or workmanship of Products. The warranties shall be void and of no further effect in the event of abuse, accident, modification, alteration, misuse or neglect of Products.

8.4 At any point in time FLYABILITY may request SUPPLIER to conduct at its sole cost, a failure analysis on defective Products in view of establishing the root cause of such defect. The report of the SUPPLIER shall describe in detail the root cause and the corrective actions to remedy such defects including time schedule.

8.5 After expiration of the Warranty period, SUPPLIER and FLYABILITY shall, at FLYABILITY's request, negotiate in good faith an agreement for the provision by SUPPLIER or its nominee(s) of an extended warranty and/or maintenance service at mutually acceptable price and terms & conditions.

8.6 After expiration of the Warranty period, SUPPLIER, at FLYABILITY's request, shall perform repair services at SUPPLIER's rate and according to SUPPLIER's policies and procedures in effect at the time the request is made.

8.7 The warranties of this article 8 shall be in addition to any warranties of additional scope given by the SUPPLIER to the BUYER. None of said warranties and no other implied or express warranties shall be deemed disclaimed or excluded unless BUYER's written statement thereof.

9 Spare parts, service

9.1 ~~SUPPLIER undertakes to maintain an adequate stock of Spare Parts and to supply Spare Parts to BUYER during the term of the Agreement and for period of [insert number of years] years thereafter. If, after such period SUPPLIER intends to discontinue the manufacture of Spare Parts, SUPPLIER shall notify BUYER in writing at least three (3) months before and provide BUYER with an opportunity to purchase such quantities as may be required by BUYER, to avoid any adverse impact~~.

9.2 SUPPLIER agrees to provide support services during the term of the Agreement and for a further period of two (2) years after the last shipment of Products by SUPPLIER to BUYER. SUPPLIER agrees to accept requests by telephone (during the normal business hours of SUPPLIER), by fax transmission and by electronic mail and to reply to requests made by BUYER for customer support within five business days for routine support.

10 Interchangeability and changes

10.1 Should SUPPLIER change any part of a Product, its specification including but not limited to materials, recipe, software, or appearance SUPPLIER shall obtain BUYER´s approval to this modification at least three (3) months prior to its implementation and provide support for qualification. Products affected for such changes must not be supplied until BUYER has qualified these Products and given its approval in writing. For the avoidance of doubt the foregoing shall also apply to all quality-improving features and modifications.

11 Property of BUYER

11.1 Unless otherwise agreed by BUYER in writing, property of every description including but not limited to all tooling, tools, machinery, equipment and material furnished or made available to SUPPLIER, title to which is in BUYER, and any replacement thereof shall be and remain the property of BUYER. Such property other than material shall not be modified without the written consent of BUYER. Such property shall be plainly marked or otherwise adequately identified by SUPPLIER as being owned by BUYER and shall be safely stored separately and apart from SUPPLIER property. SUPPLIER shall not use such property except for the manufacturing of the Products and their supply to BUYER or as authorized in writing by BUYER. Such property while in SUPPLIER possession or control shall be listed in writing and kept in good condition, shall be held at SUPPLIER's risk, and shall be kept insured by SUPPLIER, at its cost and expense, in an amount equal to the replacement cost with loss payable to BUYER.

12 Special Tooling

12.1 While in SUPPLIER's possession or control, SUPPLIER warrants that it will keep the Special Tooling in good condition fully covered by insurance, and will replace it at his own cost when lost, destroyed, or necessary for performance of work hereunder.

12.2 Upon cessation or termination by any reason of the work under the Agreement and any Order either in whole or part, for which the Special Tooling is required, SUPPLIER shall transfer title to and possession of the Special Tooling to BUYER for an amount equal to the unamortized cost if any or dispose thereof as BUYER may direct in writing. In addition, BUYER shall have the right at any time to take possession of any Special Tooling.

12.3 All Special Tooling purchased in accordance with this **article 12** shall be and remain the property of BUYER and must be clearly identified. The provisions of **article 11** above (Property of BUYER) shall apply.

13 Performance

13.1 SUPPLIER agrees to provide BUYER with technological and engineering support for new product design, product development, revision/version changes and qualification.

13.2 SUPPLIER shall not subcontract without the prior written approval of BUYER. BUYER may audit SUPPLIER's potential subcontractors in order to assess their reliability and the impact on delivery and quality of the Products. SUPPLIER hereby warrants that it will impose to any authorized subcontractors all obligations imposed upon SUPPLIER under this Agreement. For the avoidance of doubt any SUPPLIER's subcontracting will not relieve, waive or diminish any SUPPLIER's obligations and SUPPLIER remains entirely responsible before BUYER. For the avoidance of doubts, MARIS and AS SERBIA are considered approved subcontractors of SUPPLIER by FLYABILITY in the scope of this Agreement.

13.3 SUPPLIER warrants that it will be responsible for compliance with all applicable laws and regulations governing this Agreement which may govern the export of the Products to the country of destination. SUPPLIER shall also comply with all certification requirements applicable to the Products in accordance with law and/or as specified by BUYER. Further SUPPLIER undertakes to provide the Products and perform any other obligations under the Agreement in strict compliance with all applicable laws and regulations. BUYER will not be responsible for monitoring SUPPLIER's compliance with any applicable laws and regulations. Flyability agrees to cooperate to a reasonable degree in order to assist SUPPLIER in that cause.

14 Reviews

14.1 As necessary and upon one Party's request, BUYER and SUPPLIER agree to hold business reviews to review performance levels, operational issues, and areas for engagement/relationship improvement.

15 Confidentiality and Data Protection

15.1 The protection of Confidential Information exchanged with or disclosed to between Parties under this Agreement shall be governed by the Mutual Confidentiality Agreement entered by the Parties on [include date] and attached herein as **Exhibit 2 "Mutual Confidentiality Agreement".** The content of this Agreement is strictly confidential. No release concerning this Agreement, or the

purposes of this Agreement shall be made by either Party without express prior written consent of the other Party, except where disclosure is indispensable for the performance of this Agreement.

16 Environment, Health and Safety

Left void on purpose

17 Intellectual Property

17.1 Nothing in this Agreement is intended or shall be implied or construed as a transfer, grant, license, release or waiver of any Intellectual Property Right of either Party in any country of the world, except the license to BUYER to implement and or modify the provided Product on its own products, or sell as Spare Part. Each Party shall remain the exclusive owner of all its Intellectual Property Rights and all patent, trademark, copyright, trade secret, mask work and other rights therein. The Parties expressly agree that no Intellectual Property Rights will be jointly developed in the performance of this Agreement. Each Party shall own all Intellectual Property Right developed by such Party hereunder.

17.2 Subject to prior written authorization, both Parties agree to grant each other a non-exclusive, royalty free, license to use each other's Logos in either Party's advertising, literature, websites and published videos, solely in connection with the marketing purposes of this agreement. Either Party may only use The Logos and Company's name in conformity with the Company's Corporate Identity Standards as seen in the Company website or as provided by Company.

17.3 Subject to the following sections, SUPPLIER grants to Flyability a nonexclusive and nontransferable license (with no right to sublicense) to use (i) the Software for internal business purposes of Flyability and its Affiliates (as applicable pursuant to a PO) and (ii) the Documentation for the purpose of supporting Flyability's use of the Software. Licenses granted to Flyability commence on the date of shipment of the physical media or electronic availability, respectively.

17.4 License grant: SUPPLIER grants Licensee a non-exclusive right to use the software deliverables as described in exhibits of this Agreement (the **Licensed Software Materials**) for the Term and for the Territory (as defined below) in connection with Licensee's devices. Such license is granted for sole purposes of:

a. Porting and integrating the Licensed Materials within Licensee's devices
b. Performing the testing and validation of the Licensed Materials within Licensee's devices
c. Making copies for archival and disaster recovery purposes only
d. Manufacturing, demonstrating, marketing and distributing the devices integrating the Licensed Materials
e. Sub-licensing the right for end-users to personally use the Licensed Materials integrated and duplicated in the devices (hereafter the "***End-users***")

Such license is granted until the end of the Term, save that the end of the Term of this Agreement or its termination shall not prejudice to the right of the End-users to personally use the Software as part of the devices that have already been purchased by them at the date of such term or termination.

The "***Territory***" shall mean worldwide.

The license granted to Licensee hereunder shall be in addition to the rights vested to any use of software programs that is compulsory under the applicable law.

18 Intellectual Property Indemnity

18.1 SUPPLIER warrants to BUYER that the sale or use of Products by BUYER and its Affiliates and/or customers of BUYER and its Affiliates does not infringe upon (i) a trademark, trade name, service mark, patent, copyright, or similar proprietary or Intellectual Property Right or (ii) constitute misuse or misappropriation of a trade secret (any such circumstance hereinafter referred to as "**Infringement**").

18.2 In the event that any action or claim is brought or asserted against BUYER and/or its Affiliates or customers of BUYER and/or its Affiliates, based on an allegation that sale or use of Products (or documentation provided by SUPPLIER) by BUYER and/or its Affiliates constitutes an Infringement for which SUPPLIER may be liable pursuant to **Article 18.1** above, SUPPLIER will defend such action at its expense and shall indemnify, save and hold harmless BUYER, its Affiliates and/or customers of BUYER.

18.3 In case the Product or any part thereof are held to constitute such Infringement or the use thereof is enjoined, or the Parties agree that the Products are likely to infringe, SUPPLIER shall, at its option, cost and expense, immediately take one of the following measures: (a) procure for BUYER and its Affiliates all required rights and licenses to continue the alleged infringing act including but not limited to the use, sale and distribution of the Products; or (b) modify or replace the Product with a non-infringing product that must be at least equivalent in functionality and quality. If SUPPLIER does not carry out any such measure without undue delay, BUYER may in addition to any other remedies available to BUYER, whether statutory or otherwise, terminate the Agreement and/or any Orders hereunder with immediate effect; and/or return to the SUPPLIER, at SUPPLIER's costs and expenses, any Products delivered to BUYER, which BUYER and its Affiliates are enjoined to use or sell, in which case SUPPLIER shall reimburse BUYER or BUYER's Affiliates the price paid as well as any related expenses incurred (e.g. freight, insurance, logistics, customs, taxes, etc.).

18.4 SUPPLIER's indemnification obligation shall extend to BUYER's and its Affiliates', end-customers, and their respective officers, directors, managers, shareholders, members, employees, insurers, and agents.

18.5 SUPPLIER's indemnification obligation shall survive any early termination or expiration of this Agreement for a period of five (5) years or, if such a period is not permissible under applicable statutory law, the remainder of the longest limitation period permissible.

19 Consignment

Left void on purpose

20 Product Liability, Recalls, Insurance and Indemnification

20.1 In the event that any third party asserts a claim alleging that damage to a person or property has been caused by any of the Products or equivalent products of SUPPLIER ("Product Liability Claims") SUPPLIER shall inform BUYER without undue delay.

20.2 In the event that any Party hereto determines or considers that a recall of any of the Products is (or should be) necessary due to serious malfunctioning, or for safety or regulatory reasons, it shall promptly notify the other Party hereof in writing. The Parties shall undertake all efforts to reach an agreement as to whether a recall is necessary and on the procedures, responsibilities and/or costs of such recall of Products. However, BUYER shall have the right to perform a recall of Products to the extent that such recall is prescribed by mandatory law, or administrative or court order, or if there is a material risk that postponing or non-performance of a recall will lead to substantial damages to persons and/or property. If a recall is necessary due to the foregoing reasons and/or if such recall is due to Defects, SUPPLIER shall be responsible for (i) replacing the Products in question in whole or in part (to the extent that the Defect may be cured by replacing accessories or components) at the premises where the relevant Product is located, (ii) any costs for recall process including costs of evaluation and notification to local authorities where the Products are sold, (iii) shipment and testing of the affected Products, and (iv) any retrofit costs. The foregoing without prejudice to any remedy to which BUYER may be entitled under this Agreement or law.

20.3 SUPPLIER warrants to BUYER that during the term of this Agreement and thereafter for a period of two (2) years, SUPPLIER shall maintain comprehensive general liability insurance of CHF 10millions, including product liability coverage

20.4 Compliance by SUPPLIER with insurance requirements does not in any way affect SUPPLIER's indemnification obligations toward BUYER pursuant to this Agreement.

20.5 SUPPLIER agrees to indemnify and protect BUYER, its affiliates and their employees, officers, directors and agents, against liability, claims or demands for injuries or damages to any person or property occurred in relation with the performance of this order.

20.6 SUPPLIER shall indemnify and hold BUYER and any of its affiliates, and their respective officers, directors, representatives, employees, agents, insurers and contractors harmless from and against all claims, suits, judgments, losses, liabilities, costs, damages, fines and/or expenses (including all legal costs) or the like arising out of or in any way connected with: (i) any breach by SUPPLIER of any provision or warranty set out in this Agreement; (ii) any wrongful act or omission of SUPPLIER; (iii) the death of or injury to any person whomsoever (including but not limited to BUYER's employees), or loss of or damages to any third party property (including without limitation BUYER's property) arising out of SUPPLIER's acts or omissions under this Agreement (including without limitation any Defect on the Product, its related technical documentation or any Product Liability Claim); and/or (iv) any claim by any SUPPLIER's employee, partner, subcontractor,

representative, or any kind of SUPPLIER's counterparty, including without limitation all claims for any alleged infringement of labor and employment laws.

20.7 In no event, whether under contract, statutory law or tort, shall BUYER or any of its affiliates, officers, directors, employees or agents, be liable for indirect, incidental or consequential damages, including but not limited to loss of profit, loss of use, loss of production or any kind of penalty payments. The foregoing shall not exclude BUYER's liability where such liability may not be excluded as a result of mandatory law.

21 Liability

21.1 Except for i) gross negligence, ii) wilful misconduct, iii) matters for which liability cannot be limited or excluded by law and unless otherwise agreed upon, to the maximum extend permitted by law, each Party's liability under this Agreement shall be limited per occurrence to an amount equal to one times the respective amounts paid by FLYABILITY under this Agreement in the last twelve (12) months prior to the occurrence or three hundred thousand (300.000) CHF, whichever is the higher.

21.2 Neither Party shall be liable with respect to any subject matter of this Agreement under any contract, tort, strict liability or other theory (including negligence) for any indirect, incidental, punitive, special or consequential damages (including without limitation loss of production, loss of use, loss of business, loss of profit), even if the other Party has been advised of the possibility of such damages.

22 CHANGE OF OWNERSHIP

22.1 FLYABILITY shall have, at its choice, (i) a pre-emptive right in case SUPPLIER's shareholder (for the purposes of this Section the "**Offering Shareholder**") intends to sell, transfer or otherwise dispose of its shares (for the purpose of this Section the "**Offered Shares**") in compliance with this Section to a third party that is a competitor to FLYABILITY or a potential thread as it will access trade secrets related to FLYABILITY by becoming the owner of those shares (for the purpose of this Section 22 the "**Third Party**") or (ii) a right to purchase and acquire all Intellectual Property Rights in relation with the Product and New Products (thereinafter: the "Acquisition Right");

22.2 **Pre-emptive right**. If the Offering Shareholder intends to sell and transfer the Offered Shares to a Third Party ("**Third Party Sale**"), FLYABILITY shall be entitled (but, for the avoidance of doubt, not be obliged) to exercise the pre-emptive right with respect to such Offered Shares as well. The Offering Shareholder shall submit to FLYABILITY any definitive terms and conditions, including the purchase price, of the Third Party Sale ("**Third Party Offer**") and shall offer to FLYABILITY to sell and transfer the Offered Shares on the terms and conditions, including the purchase price, as set out in the Third Party Offer. FLYABILITY shall provide a final answer on the matter to the Offering Shareholder within thirty (30) Business Days.

22.3 Acquisition Right. If the Offering Shareholder intends to sell and transfer the Offered Shares to a Third Party ("**Third Party Sale**"), FLYABILITY shall be entitled (but, for the avoidance of doubt, not be obliged) to exercise the Acquisition Right with respect to all Intellectual Property Rights in relation with the Product and New Products.

In case FLYABILITY exercises its Acquisition Right, [redacted]

23 Term and Termination

23.1 This Agreement shall remain in effect for an initial term of five (5) years from the Effective Date ("Initial Term") unless earlier terminated as provided herein. After Initial Term of 5 years, the agreement will automatically renew for indefinite period.

23.2 After the initial term either Party may terminate the Agreement at any time, without cause and without any liability other than active orders and forecasts in the frozen period thereof by giving 180 calendar days prior written notice to the other Party.

23.3 Either Party may terminate this Agreement by written notice with immediate effect if any of the following circumstances occur:

(a) the other Party commits a material breach of this Agreement which remains uncured after thirty (30) calendar days of written notice thereof by the non-breaching Party or, if such breach is not reasonably subject to cure within thirty calendar (30) days, the Party in breach has not commenced a continuous good faith effort to cure the default; and/or

(b) the other Party commits any act of bankruptcy or has a receiver, administrative receiver or manager, administrator appointed or compounds with its creditors or enters into insolvency, dissolution or liquidation whether compulsorily or voluntarily, or takes or suffers any similar action.

23.4 Additionally either Party shall have the right to terminate this Agreement by written notice with immediate effect to SUPPLIER, if:

(a) SUPPLIER breaches **article 15** (Confidentiality and Data Protection),), **article 17** (Intellectual Property), **article 18** (Intellectual Property Indemnity) and **article 20** (Product Liability, Insurance and Indemnification);

(b) SUPPLIER sells its assets, ceases to carry on business as a going concern, is unable to pay its debts as they fall due, there is any substantial change in the economic, business or corporate capacity or organization of the SUPPLIER which would affect the performance of SUPPLIER's obligations under this Agreement, or there is any change in control, ownership to a person company that is a competitor to FLYABILITY or a potential thread as it will access trade secrets related to FLYABILITY, or management of SUPPLIER that in BUYER's reasonable opinion makes it detrimental to BUYER's interests to continue to be bound by this Agreement. For the avoidance of doubt any change on SUPPLIER involving a competitor of BUYER shall be considered detrimental. SUPPLIER agrees to inform BUYER without delay, of the occurrence of

any of the foregoing circumstances

(c) SUPPLIER shall have right to terminate this Agreement with immediate effect if BUYER omits to fulfill his payment obligations without justified reason longer than 90 (ninety) days in spite of formal reminders from SUPPLIER.

For the avoidance of doubt and without prejudice to any other event entitling BUYER to terminate this Agreement, the events described in this **article 23.4** and **articles 4.7, 4.9, and 13.2** are deemed fair reasons to terminate the Agreement and constitute SUPPLIER's failure to perform material obligations.

23.5 Termination or expiry of this Agreement will not affect the rights or liabilities of either Party accrued prior to termination or expiry or any terms intended expressly or by nature to survive termination or expiry, including without limitation those of **article 8** (Warranty), **article 15** (Confidentiality and Data Protection), **article 17** (Intellectual Property), **article 18** (Intellectual Property Indemnity), and **article 20** (Product Liability, Recalls, Insurance and Indemnification).

24 Force Majeure

24.1 If any Party is unable, wholly or in part, to comply with its obligations under this Agreement due to Force Majeure and provided that such non-performing Party: (i) makes all reasonable efforts to perform; (ii) gives prompt notice to the other Party of the Force Majeure Event, the conditions thereof, and the causality between the Force Majeure and the inability to perform; and (iii) provides a report to the other Party on how to mitigate the effects of the Force Majeure, then the obligations of the non-performing Party, to the same extent such obligations are affected by the Force Majeure, will be suspended during the continuance of the inability so caused.. Any Party shall be entitled to terminate this Agreement if the Force Majeure continues for more than ninety (90) calendar days and that no solution is proposed. Unless this Agreement is terminated as provided herein, the non-performing Party will notify the other Party as soon as its performance is no longer prevented.

25 Notices

Any notice to be given under this Agreement must be in writing and delivered personally or sent by courier, with acknowledgement of receipt in both cases, to the addresses below:

If to BUYER:	If to SUPPLIER:
FLYABILITY SA Switzerland	**[include complete legal corporate name]**
Attention: CEO and Co-founder, Patrick Thevoz	[include complete address street, number, zip, city country]
	Attention: [include Department/Position]

or to such other address as notified by either Party to the other from time to time.

Any notice shall be made in English.

26 Miscellaneous

26.1 The relationship of the Parties under this Agreement is that of independent contractors. Nothing in this Agreement shall be construed as to create any employment relationship, agency, joint venture, franchise or partnership between the Parties, its respective sub-contractors or employees. SUPPLIER shall be solely responsible and liable for any employment-related taxes, insurance premiums or any other employment benefits related or connected in any way with SUPPLIER's performance under this Agreement. BUYER shall not be responsible for the payment of any duties or taxes imposed on the income or profits of SUPPLIER.

26.2 Non-solicitation. During the term of this Agreement and for two (2) years after any termination of this Agreement, neither Party will directly or indirectly, for itself or on behalf of any other person, partnership, company, corporation or other entity, solicit or attempt to solicit, for the purpose of inducing any employee or independent contractor associated or SUPPLIER with the other Party to discontinue his or her association with the other Party.

26.3 SUPPLIER shall not be an exclusive SUPPLIER of BUYER and nothing in this Agreement shall be construed to preclude BUYER from acquiring any products that are identical or similar to the Products from other SUPPLIERs or to develop or manufacture such products by BUYER itself.

26.4 Neither Party's failure to exercise any of its rights hereunder shall constitute or be deemed a waiver or forfeiture of any such rights.

26.5 In the event that any term or provision of this Agreement is found to be invalid, illegal or unenforceable, the remaining terms and provisions shall not in any way be affected or impaired thereby. The Parties shall meet to agree a replacement term or provision which is as close as is legally permissible to the provision found invalid, illegal or unenforceable, and which achieves as closely as possible the effects of the original term or provision.

26.6 Headings in this Agreement are for ease of reference only and shall not be deemed to control or affect the construction or interpretation of its provisions.

26.7 This Agreement constitutes the entire agreement in relation to the subject matter hereof and supersedes all previous communication, whether oral or written, between the Parties with respect to its subject matter. No additional terms or modification of the provisions of this Agreement shall be binding on the Parties unless made in writing and signed by their respective authorized representatives.

27 Governing Law

27.1 This Agreement shall be interpreted, construed and enforced in accordance with the laws of Switzerland without regard to any conflict of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

27.2 The Parties shall use their best efforts to settle their disputes in connection with this Agreement amicably. Any dispute that, by any reason is not settled within one (1) month from written

notice by either Party to the other of the relevant dispute shall be resolved as provided in **article 27.3** below.

27.3 The competent courts of Lausanne, Switzerland shall have exclusive jurisdiction to decide all disputes relating to this Agreement, notwithstanding any plurality of defendants or claims for guarantee, even for emergency attachment proceedings, interim proceedings or ex-parte requests.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date indicated below in two (2) original copies by its duly authorized representatives.

Signed for and on behalf of FLYABILITY

Signature		Signature	
Name, Function		Name, Function	
Place and date		Place and date	

Signed for and on behalf of [include SUPPLIER's complete legal name]

Signature		Signature	
Name, Function		Name, Function	
Place and date		Place and date	

EXHIBIT 1
To the Supply Agreement
Purchase Prices and Terms

PRICING

[redacted]

Pricing Notes:

1. Prices listed in above table exclude VAT
2. Price of Ground Unit is based on SIYI DK32S Standard Model, integrating SUPPLIER radio/video module; Modification or change of Standard Model may result in price modification.
3. The first Mass Production purchase Order shall contain at least one thousand (1'000) Transmission Module Kits (A Transmission Kit is made of one (1) air unit and one (1) ground station) to be delivered within the Initial Period as defined in the Master Supply Agreement.
4. Price of air unit and ground station have been calculated based on off the shelf "Maris Neptune wireless" product. Prices shall be updated according to key cost driver agreement upon agreement on final design requested by Flyability.
5. Incoterms: FCA SUPPLIER, Incoterms 2020
6. List price of spares parts to be added.
7. PPAP price is a rough estimate that includes piece price as well as 2 visits at each supplier location to perform APQP and documentation submission

Volume Commitments

For the purpose of this paragraph, the Blanket Order Limit Date is defined as the latest date between (i) 5 working days after the Final Validation by Flyability of the Transmission Modules Kit (such date may arise in 2021) and (ii) December 31st, 2020.

Buyer shall buy a minimum amount of one thousand (1'000) Transmission Modules Kits within the Initial Period. This will be achieved by a single blanket Order from Buyer to Supplier of at least one thousand (1'000) Transmission Modules Kits, sent before the Blanket Order Limit Date, with deliveries scheduled within the Initial Period. The parties also agree that the delivery plan ought to be balanced within the Initial Period.

In case Buyer (i) decides to extend the Initial Period due to the economic situation as described in Article 1 of this Agreement, or (ii) decides to delay the issuing of the blanket Order of one thousand (1'000) units after the Blanket Order Limit Date or (iii) decides to order less than one thousand (1'000) units in the first blanket Order, Parties agree that Buyer shall pay to Supplier an incremental fee per man.day for each man.day invoiced by Supplier to Buyer from the start of the project until the Blanket Order Limit Date and up to maximum of seventy thousands swiss francs (CHF 70'000.00). This fee will be calculated as the difference between the Standard Consultancy Rate defined in Exhibit 3 Of Development Agreement (Standard Rates) and the rate used by Supplier to invoice Buyer. Supplier will issue the corresponding invoice 10 days after the Blanket Order Limit Date and Buyer shall pay net 30 days.

PPAP order Commitment

Following the approval of the "golden samples transmission Kit HW" as mentioned in "Pricing work packages proposal", Buyer agrees to make a firm order of at least fifty (50) units in order to finalize the supplier qualification and realize the PPAP. For avoidance of doubt, the quantity ordered under PPAP Order will be deducted from the 1000pcs initial Order quantity obligations.

Payment Terms

Payment terms of the first blanket Order of one thousand (1'000) units:

- Up-front payments from Flyability to SUPPLIER in order to cover up-front payments from SUPPLIER to its suppliers and that are required to execute this order ; When this Agreement is signed, SUPPLIER will communicate with its suppliers and Flyability to get relevant price breaks by quantities, reduce minimum order quantities if any, understand lead times as described in Section 6.4 of the Supply Agreement relative to Key Cost Drivers; then the parties will establish a pre-payment schedule and frozen periods in order to cover up-front payments from SUPPLIER to its suppliers and determine limits of liabilities.
- Balance invoiced at delivery, payment thirty (30) days

Payment terms for subsequent purchase orders and for Spare Parts: To be agreed by the parties

Orders

Flyability will issue blanket Orders in line with agreed MOQ's and a start date in line with SUPPLIER lead time for a blanket Order. Once acknowledged by SUPPLIER, quantity placed under a blanket Order is firm and ought not to be modified, unless exceptional events triggering the need to operate under Section 3.5 of the Master Supply Agreement. Blanket Order end date, meaning last delivery date of that blanket Order, should be within twelve (12) months from blanket Order date, excepted for the first blanket Order that has been released in conjunction with the Initial Period (see above section entitled "Volume Commitments").

Flyability will issue purchase Orders under those blankets Orders in line with agreed MDQ's and SUPPLIER lead time for such purchase Orders. Once acknowledged in writing by SUPPLIER, a purchase Order cannot be modified or rescheduled, unless exceptional events triggering the need to operate under Section 3.5 of the Master Supply Agreement.

For avoidance of doubt, requested dates should be equal or higher than Order date+SUPPLIER standard lead times as defined in below section "Standard lead times for Orders (weeks)".

Forecasts

First week of every quarter (quarter N), Flyability will communicate to SUPPLIER the demand forecast for each of the next six (6) Quarters.

Standard lead times for Orders (weeks)

Product	Blanket Order or spot purchase Order	purchase Order under Blanket Order
Air unit	12 weeks	
Ground station	20 weeks	

Note: this does not take into account the coating of PCB-A

Raw material and work in progress authorization

To updated as necessary

Support service

[redacted]

EXHIBIT 2
To Master Supply Agreement
MUTUAL CONFIDENTIALITY AGREEMENT

This Mutual Confidentiality Agreement (hereinafter, the "Agreement") is made and entered into by and between **FLYABILITY SA**, a company organized under the laws of Switzerland, having its offices at Rue du Lac 3, 1094 Paudex ("**FLYABILITY**"),

AND

[COMPANY NAME], a company organized under the laws of **[COUNTRY]**, having its registered office at **[ADDRESS]** ("**COMPANY**").

FLYABILITY and COMPANY will be known individually as a "Party" and collectively as the "Parties."

The Parties are exploring the possibility of entering into a contract for evaluation of a potential business relationship or potential co-developments (The "Business Purpose"), and wish to provide appropriate protection for the confidential information they have exchanged or will exchange with regard to the Business Purpose.

1. Confidential Information

"**Confidential Information**" shall mean any information disclosed by or on behalf of a Party ("**Disclosing Party**") to the other Party ("**Receiving Party**") either directly or indirectly, including, but not limited to, information which relates to the past, present or future business activities of the Disclosing Party, any information relating to research, product plans, products, business plans, pricing, clients, client lists, financial data, customer or vendor technical requirements, software, programming techniques, services, suppliers, supplier lists, customers, customer lists, customer or vendor requirements, markets, developments, inventions, processes, technology, designs, drawings, utility models, techniques, hardware and software configuration, marketing plans, draft marketing materials, forecasts, business strategy, finances or other business information disclosed by a Party either directly or indirectly, in writing, orally or by drawings or information obtained, directly or indirectly, by the Receiving Party through inspection, review or analysis of the disclosed materials. Such information is Confidential Information only if communicated in writing and must be formally identified as confidential by the disclosing Party with the mention "Confidential Information protected by the NDA signed between Flyability SA and the Company".

2. Exceptions

Confidential Information will not, however, include any information that the Receiving Party can prove that it:

(i) was publicly known prior to the time of disclosure by the Disclosing Party, through no fault, of the Receiving Party;

(ii) has become publicly known and made generally available after disclosure to the Receiving Party through no fault of the Receiving Party;

(iii) was already in the lawful possession of the Receiving Party at the time of disclosure by Disclosing Party ;

(iv) has been obtained by the Receiving Party from a third party lawfully in possession of such information and without a breach of such third party's obligations of confidentiality or

(v) has been independently developed by the Receiving Party without use of or reference to Disclosing Party 's Confidential Information.

3. Obligations

The Receiving Party shall:

(i) not use the Confidential Information, other than for the purposes authorised in this Agreement ;

(ii) not disclose to any third party any Confidential Information other than as expressly permitted by this Agreement;

(iii) take reasonable measures to protect the secrecy of and avoid disclosure, dissemination and unauthorized use of the Confidential Information. Reasonable measures include, without limitation, protections against unauthorized access, use or disclosure, instruction of personnel; with at least the same degree of care as the Receiving Party uses for its own Confidential Information;

(iv) promptly notify Disclosing Party in writing if it becomes aware of any unauthorized access, disclosure, dissemination of any Confidential Information in breach of this Agreement;

(v) comply with the Disclosing Party's reasonable instructions and applicable data privacy laws with regard to Confidential Information that are personal information.

4. Authorised disclosures

The Receiving Party may, to the extent permitted by law, disclose Confidential Information:

(i) on a need to know basis, to its employees, officers, directors, advisors and representatives, only after such persons are advised of the confidential nature of the Confidential Information and agree in writing to abide by the terms of this Agreement or are already bound by a confidentiality obligation to the Receiving Party substantially similar to those contained in this Agreement ;

(ii) to any other person, with the Disclosing Party's prior written consent, provided that before disclosure such person is bound in writing to treat the Confidential Information as set forth in this Agreement.

(iii) as required by law, regulation or court order, in this case, the Receiving Party will provide Disclosing Party with prompt written notice of such requirement so that Disclosing Party may seek appropriate relief to protect the confidentiality of its Confidential Information.

FLYABILITY may disclose Confidential Information, for Business Purpose or for the management of the relationships with the COMPANY, to any FLYABILITY employee or agent or advisor bound by confidential obligation with FLYABILITY.

5. Intellectual Property

Nothing in this Agreement is intended to:

(i) grant any intellectual property right to the Receiving Party in the Confidential Information.

(ii) limit any rights that the Disclosing Party may have under trade secret, copyright or patent laws that may apply to the subject matter of this Agreement.

(iii) be deemed and/or regarded as infringement of novelty with respect to patent law or to constitute rights for priority usage.

6. Term of the Agreement

The Agreement enters into force at earliest of: its signature by both Parties, or the date of disclosure of the first Confidential Information relating to the Business Purpose and shall continue for a duration of 12 (twelve) months. Obligations of the Receiving Party under this Agreement will remain in force after the termination or

expiry of this Agreement for the entire period of protection of Confidential Information by any applicable law, and at least 10 (ten) years after the end of this Agreement.

7. Miscellaneous

Each Disclosing Party warrants that it has the right to disclose its Confidential Information under this Agreement.

The Agreement does not obligate either Party to disclose any Confidential Information to the other. CONFIDENTIAL INFORMATION IS PROVIDED AS IS WITHOUT ANY WARRANTY WITH REGARD TO ITS COMPLETENESS OR ACCURACY. However, COMPANY represents and warrants that its description of the services and products for the Business Purpose is accurate, complete and non misleading.

Nothing in this Agreement will obligate either Party to contract, and either Party remains free to halt ongoing negotiations at any time. All efforts, expenses, costs, liabilities, obligations or losses incurred by either Party pursuant to this Agreement and discussions of the Business Purpose shall be borne by the Party incurring such charges.

All media containing Confidential Information, and all copies thereof that are in the possession of the Receiving Party, will be promptly returned to Disclosing Party at the end of the discussions relating to the Business Purpose (unless a final contract is signed by and between the Parties) or upon Disclosing Party's written request. Disclosing Party may request that document and content comprising its Confidential Information be destroyed. Receiving Party shall promptly comply and shall certify in writing to Disclosing Party that such Confidential Information has been destroyed.

No delay by either Party in enforcing any of the terms or conditions of this Agreement will affect or restrict the other Party's rights under this Agreement. No waiver of any term of this Agreement will be effective unless made in writing. Any amendments to this Agreement will not be effective unless agreed in writing and signed by both parties. This Agreement forms the entire agreement between the parties relating to the subject matter. It replaces and supersedes any previous proposals or other communications whether written or oral. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions will continue in full force and effect as if this Agreement had been executed without the invalid provision.

8. Non-use of FLYABILITY name or trademarks

No public announcement of any prospective business arrangement is to be made by either Party unless such announcement is agreed upon in writing by the Parties. COMPANY shall not furnish the name, trademark or proprietary indicia of FLYABILITY or any subsidiary thereof as a reference, or use the name, trademark or proprietary indicia of FLYABILITY, in any advertising, announcement, press release or promotional materials, including testimonials, quotations, case studies, and other endorsements. No exceptions are granted without the prior written consent of FLYABILITY Group Communication department, such consent to be granted or withheld in the sole and absolute discretion of FLYABILITY.

This Agreement is governed by and will be construed in accordance with the laws of Switzerland. The competent court located in Lausanne, Switzerland shall have exclusive jurisdiction to decide all disputes relating to the Agreement, notwithstanding any plurality of defendants or claims for guarantee, even for attachment proceedings emergency, interim proceedings or ex-parte procedure.

Signed in duplicate originals :

FLYABILITY	[COMPANY]
Name: Patrick Thévoz	Name: ______________________
Title: CEO	Title: ______________________
Signature: ______________________	Signature: ______________________
Date: ________________________	Date: ________________________

EXHIBIT 3
To the Supply Agreement
Escrow Agreement

1. At the request of FLYABILITY, SUPPLIER AND FLYABILITY shall enter into an Escrow agreement in Switzerland;
2. The Escrow Agent shall be appointed by both parties within 5 business days after FLYABILITY's written request (by letter or e-mail);
3. The Escrow Agent shall be any law firm, fiduciary firm or company offering services of escrow and whose offices are in Switzerland;
4. The Escrow Agreement will be signed within 2 business days after the Escrow Agent has been chosen and after the Escrow Agent has accepted its mission;
5. SUPPLIER shall deposit within five (5) business days all source codes, software, designs, development and manufacturing documents, prototypes, samples, information and any other written information and documentation (i) required in particular to supply the air unit and the ground unit and (ii) allowing, in general, any skilled third party engineers to be able to continue the development, the upgrade, the debugging of the Product and New Products in order to make possible the compliance with the Development Agreement and Master Supply Agreement signed by the parties in case SUPPLIER is no longer able to supply it to FLYABILITY (hereinafter: the "Escrow Material");
6. In case of violation by SUPPLIER of sections 1 to 5 above, a penalty of CHF 2'000.- per business day will be due and paid by SUPPLIER to FLYABILITY
7. SUPPLIER shall provide to the Escrow Agent with the updated Escrow Material on a monthly basis (on the 30th of each month) during the development phase and in case of engineering change order during the mass production phase.

8. Flyability will gain access, within 2 business days after sending a formal written notification declaring an Escrow Release Event, to the Escrow Material only in the following cases ("Escrow Release Event") and at the following conditions:
   - 8.1 if SUPPLIER is unable to deliver Products pursuant to the terms of this Agreement or
   - 8.2 In case of termination of this Agreement as a result of SUPPLIER breach of this Agreement even if SUPPLIER does dispute the termination or
   - 8.3 In case of non-renewal of this Agreement at SUPPLIER's election after expiration or
   - 8.4 Upon payment by FLYABILITY, on the Escrow Agent's bank account, of a total amount of CHF 100'000.- to be made available to SUPPLIER by Escrow Agent to cover any cost in case of a dispute initiated by SUPPLIER to challenge the Escrow Release Event declared unilaterally by FLYABILITY to have access to the Escrow Material. The Escrow Agent will wire to SUPPLIER the total amount when he receives the proof of the filing of a lawsuit by SUPPLIER.

   The parties agree that termination of this Agreement as a result of FLYABILITY's breach of this Agreement, termination of this Agreement by FLYABILITY for its convenience, or non-renewal of this Agreement at FLYABILITY's election, or Product obsolescence do not constitute an Escrow Release event.

9. In the event of an Escrow Release Event, FLYABILITY shall gain the right to access to the Escrow Material and shall be free to contract with SUPPLIER suppliers and to procure or manufacture Air & Ground Unit Module for the sole purpose of using them into FLYABILITY's Products; FLYABILITY shall pay royalties to SUPPLIER in the case the Product or New Products have been fully developed and according to Section 22.3 of the Master Supply Agreement (such section applying mutatis mutandis).

FLYABILITY shall support the costs of creation and maintenance of the Escrow.

EXHIBIT 4
To the Supply Agreement
Exclusivity Agreement

During the **Exclusivity Period** (period ending at the end of this Agreement, or when one of the Exclusivity obligations listed below is not fulfilled , whichever is first reached), Flyability SA shall have a **worldwide exclusive right on the transmission modules** (hereinafter "MODULES") developed and supplied by SUPPLIER, fo[***]

Confidential

[***] scope of exclusivity (hereinafter "**Scope of Exclusivity**") is[***]

ential -

During the Exclusivity Period, SUPPLIER

E4.1 shall only engage in a partnership with Flyability SA within the Scope of Exclusivity.

E4.2 shall not enter into any Partnership (which is defined as a partnership including, but not limited to co-development partnership, manufacturing partnership, customization of module design or licensing of technology) which covers the Scope of Exclusivity. Before entering into any Partnership, SUPPLIER shall perform and document due diligence on an ongoing basis to ensure that the partner does not cover the Scope of Exclusivity;

E4.3 undertake not to enter into an agreement with a third party or partner which uses, sells or markets MODULES within the Scope of Exclusivity;

E4.4 shall include in all agreements with third parties which involves use, sales, co-development, manufacturing, customization or licensing, a clause preventing the third party to use, market or sell the MODULES within the Scope of Exclusivity;

During the Exclusivity Period, FLYABILITY

E4.5 shall be invoiced a minimum of one thousand (1'000) Transmission Modules Kits during the Initial Period. For the avoidance of doubt, the maximum duration of the Initial Period is thirty (30) months;

E4.6 shall consult SUPPLIER in the event of wanting to supply transmission technology for other of its products;

E4.7 shall give to SUPPLIER access to eventual proposal from third-parties for transmission technology and give SUPPLIER a right of last refusal at matching commercial terms;

E4.8 shall buy at least 70% of their volume of Transmission Modules Kits from Supplier per calendar year from 2021;

E4.9 shall be invoiced a minimum amount of 500 Transmission Modules Kits from Supplier per calendar year following the Initial Period.

E4.10 Each party shall notify the other if it becomes aware of any breach of the Exclusivity obligation by a third party and both parties will work together to rectify the position as quickly as possible.

E4.11 Any breach of the Parties obligations will deem this exclusivity clause void.

<u>MARIS Letter of Declaration</u>

relative to Subcontractors obligation agreement
Between Flyability SA and Dromote SA

I, Israel Bar the undersigned, as the authorised representative of Maris Technologies Marketing Ltd. a company incorporated under the laws of Israel and established 3 Golda Meir Street, Ness-Ziona 7403648, Israel, hereby declares that the Master Supply agreement between Flyability SA and Dromote SA and its fifteen (15) exhibits were made available to Maris, and Maris is now aware of the substance of the agreement between both parties. In case Dromote SA is dissolved without proper re-assignment of this Agreement to a third-party or in material default of its contractual obligations, Maris commits to take over the engineering services set through the Development Agreement and take over the supply of Air Units to Buyer at conditions similar to those set through in the Master Supply agreement between Flyability SA and Dromote SA and its fifteen (15) exhibits

PARTNERSHIP AGREEMENT
("Agreement")

THIS AGREEMENT is made on May 1st, 2020 (the "Effective Date") by and between

Dromote SA, a company organized and existing under the laws of Switzerland, having its offices at 9, route de Chavannes, 1007 Lausanne, Switzerland (hereafter referred to as "Dromote").

And

Maris Technologies Marketing Ltd., a corporation organized and existing under the laws of Israel, having its office at 3 Golda Meir Street, Ness Ziona, 7403648, Israel (hereafter referred to as "Maris")

WHEREAS Maris is a reputable company developing and selling electronics products;

WHEREAS Dromote is engaged in the design, manufacture, sale and maintenance of certain electronics products and solutions.

WHEREAS Dromote wishes to enter in partnership agreement with Maris for enhancement and commercialisation of Electronics Module from Maris to Flyability and other drones companies;

WHEREAS Maris is willing to develop enhancements on its products for the Flyability contract and sell the enhanced product to Dromote at conditions set forth herein;

NOW THEREFORE, in consideration of the mutual agreements herein contained the Parties hereto agree to enter in a Partnership Agreement as follows

---

The partnership agreement is based on the fundamental principle of a joint commitment of Dromote and Maris to the Flyability contract attached in Exhibit A. Dromote is the main party who signed the Flyability agreement, Maris has signed a co-contracting agreement attached as an exhibit to the Flyability agreement and both parties have agreed to jointly deliver this contract together. The contractual and commercial relationship between Maris and Dromote shall be guided by this principle, with terms between Maris and Dromote mirroring the terms between Dromote and Flyability.

If and when this principle is not sufficient to define the relationships between the parties, the following Exhibits shall apply:

Exhibit B: Supply Agreement

Exhibit C: Prices

Exhibit D: Change of Ownership

Exhibit E: Subcontractor's Obligations Agreement

Exhibit A: Flyability AGREEMENT

This is an integral copy of the contract between Flyability and Dromote, including its 15 Exhibits

Exhibit B: SUPPLY AGREEMENT

1. Definitions

Capitalized terms shall have the meaning as defined in the following list

"Affiliate" of a specified corporation or entity, for the purpose of this Agreement, shall mean any corporation or other entity directly or indirectly, controlling, controlled by or under common control with such corporation or entity. For the purpose of the foregoing "control" shall mean (i) the ownership or control, directly or indirectly, of fifty percent (50%) or more of the equity capital or the shares or voting rights in the corporation or other entity in question or (ii) the control of the composition of the board of directors of the corporation or other entity in question.

"Agreement" shall mean the present agreement, its exhibits and any other document attached to the documents mentioned here above or referenced therein (including but not limited to the Statement of Work and the Specifications).

"Dromote" shall mean the Dromote entity signing this Agreement as well as any and all of Dromote's Affiliates.

"Best Industry Practices" shall mean the generally accepted and applicable knowledge, techniques, practices, technology and/or methodologies (known to a Party or which should at least be known to a diligent and professional party) that, through experience and research, have a proven reliably in the applicable field of industry and includes the commitment to use all such knowledge, techniques, practices, technology and/or methodologies in order to ensure successful completion of its obligations.

"Change Order" shall mean a document issued by Dromote detailing the changes to be made to the Contract Items, Statement of Work, Purchase Order (including delivery place or date), as well as the applicable drawings, technical documentation, models, molds, dies, Tooling as well as any other document or item.

"Confidential Information" shall encompass, without limitation, any and all business, financial, marketing, commercial and/or technical information, know-how, trade secrets, inventions, processes, software programs (in source code or compiled form), hardware and software product information and research provided to the receiving Party, irrespective whether provided in writing, in printed form, in electronic form, orally, pictorially, or observed visually. Confidential Information shall not encompass information that:

- i) is or becomes generally available to the public through no act or failure to act by the receiving Party; or
- ii) was already in the receiving Party's possession at the time of its disclosure as shown by the receiving Party's prior written records; or
- iii) is subsequently disclosed to the receiving Party on a non-confidential basis by a third Party without violating any obligation of secrecy relating to the information disclosed; or
- iv) is independently developed by the receiving Party without making use of or relying upon the Confidential Information.

"Contract Item(s)" shall mean the Standard Product(s), the Standard Service(s) and/or the Standard Software, as well as – in case covered under this agreement – the Deliverable(s), the Developed Software and/or the Development Service(s).

"Dead on Arrival" ("DOA") shall mean a Contract Item showing symptoms of a defect (including dead pixel(s)), or which are discovered to be broken or defective when arriving at Dromote's site.

"Deliverable(s)" shall mean any and all items to be delivered as a result of Development Services (e.g. customized items, developed items, ...).

"Delivery Date" shall mean the delivery date of the Contract Items specified in Maris's written acceptance of the order or in the Statement or Work (e.g. as per a milestone table).

"Developed Software" shall mean software including documentation which has been developed, designed or customized for Dromote as a Deliverable under the Development Services, including individual configurations to Standard Software.

"Development Service(s)" shall mean the development services, customization services and/or other services as specified in a Statement of Work.

"Epidemic Failure" shall mean a field failure of any Contract Item exhibiting the same root cause defect or malfunction or a failure to meet the legally or contractually agreed health, safety and environment compliance requirements which is detected on at least three percent (3%) or ten (10) units, whichever is lower, of any given Contract Item delivered to the customers of Dromote within a rolling period of 120 calendar days, which is verifiable and not attributable to normal wear and tear.

"Force Majeure" shall mean any unforeseeable and/or exceptional situation or event beyond the reasonable control of a Party, which prevents that Party from performing its obligation(s) under the Contract, for as long such event was not due to error or negligent act(s) or omission(s) on the part of that Party and could not have been avoided by the exercise of due diligence. Defects in equipment or material or delays in making it available, labour disputes, strikes or financial problems cannot be invoked as force majeure unless they stem directly from a genuine case of force majeure.

"Lead Time" shall mean the time between issuance of the Purchase Order for the Contract Item and the delivery of that Contract Item.

"Open Source Software" shall mean:

i) software licensed under open source licenses such as but not limited to (i) GNU (Affero) General Public License ((A)GPL), (ii) GNU Lesser GPL (LGPL) (iii) the Artistic License (e.g., PERL), (iv) the Mozilla Public License, (v) the Netscape Public License, (vi) the Sun Community Source License (SCSL), (vii) the Sun Industry Standards Source License (SISL), (viii) the Apache Server license, (ix) IBM Public License, (x) the MIT license and xi) the Berkeley Software Distribution (BSD) license, or variations thereof;

(ii) any software licensed under a software license that requires as a condition of use, modification and/or distribution of such software, that such software (or the products or software in which it is incorporated):
   (a) be disclosed or distributed in source code form;
   (b) be licensed for the purpose of making derivative works;
   (c) be provided to third parties free of charge; and/or
   (d) be redistributed only free of enforceable intellectual property rights (e.g., patents);

and/or

(iii) any software that contains, is derived in any manner (in whole or in part) from, or statically or dynamically links to any software specified under (i) or (ii).

"Party" shall mean Dromote or Maris individually, **"Parties"** shall mean Dromote and Maris collectively.

"Price(s)" shall mean the price payable by Dromote for the Contract Items, as confirmed in the Purchase Order or Statement of Work. The current prices of the Standard Contract Items are specified in Exhibit B.

"Purchase Order" shall mean the purchase order document (as well as any attachments and/or amendments thereto) issued by Dromote to Maris under the terms of this Agreement for the Contract Items. The Purchase Order includes the only binding conditions upon which Dromote is prepared to contract with the Maris.

"Site" shall mean the premises where the services under this Agreement need to be performed and/or delivered.

"Spare Parts" shall mean the spare parts / replacement parts as listed in Exhibit C for the Contract Items, showing at least the same or equivalent functionality of the original part.

"Specifications" shall mean the functional and/ or technical characteristics of the Standard Contract Items, as detailed in Exhibit D.

"Standard Contract Items" shall mean the Standard Product(s), the Standard Service(s) and/or the Standard Software.

"Standard Product(s)" shall mean the standard hardware products listed in Exhibits B and D, as well as the Deliverables that Dromote sources from Maris on a regular basis.

"Standard Service(s)" shall mean the standard services that Maris provides as listed in Exhibits B and D without such services requiring a Statement of Work (e.g. training services, maintenance services, standard installation services, ...). For avoidance of doubt Development Services shall not be considered Standard Services.

"Standard Software" shall mean the Maris's standard off-the-shelf software or standardized works including documentation which is not designated to be used solely by Dromote, but also by other customers of Maris. Standard Software covered under this agreement is stated under Exhibits B and D.

"Statement of Work" shall mean a document incorporated under this Agreement from time to time, detailing the type, scope and the elements of the work to be rendered, the Deliverables as well as any specific applicable terms and conditions (including but not limited to acceptance criteria, milestone table, specifications, ...) which are hereby integrated herein. In case of contradiction, and limited to that respective Statement of Work only, the provisions of the Statement of Work shall prevail over the other provisions of this Agreement.

"Maris" shall mean Maris and its Affiliates.

"Tooling" shall mean specifications, drawings, technical documentation, know-how, quality control information, machines, tools, jigs, models, dies, creative work, molds and other items and information, as being made available by Dromote to Maris for the manufacturing of the Contract Items (or in connection therewith), and/or paid for by Dromote under this Agreement. Tooling also includes any and all information related to design, construction, installation, enhancement, purchase and operation of the Tooling itself.

"Update" shall mean bug fixes for and/or fixes of minor errors of and/or minor new improvements of the Developed and/or Standard Software that are incorporated in a new release of such Software. The change of version X.01 to version X.02 or the change of version X.10 to X.20 shall be considered an Update.

"Upgrade" shall mean enhancements and/or new functionalities that are added to the Developed and/or Standard Software and that are incorporated in a new release of the Development Software. The change of version 1.XX to version 2.XX shall be considered an Upgrade.

"Warranty Period" shall mean, unless specifically otherwise agreed in writing:

i) with regard to Development Services, Developed Software and/or Deliverables, a period of twenty-four (24) months starting from the date of final acceptance;

ii) with regard to Standard Contract Items, a period of twenty-four (24) months starting from the date of acceptance or a period of thirty (30) months commencing on the date of delivery of the Standard Contract Items to Dromote, whichever ends last.

2. Order of Precedence

2.1 The order of precedence shall be as follows:

(i) This Supply Agreement;
(ii) The Purchase Order;
(iii) The Exhibits to this Agreement.

whereby the higher ranked document shall prevail over the lower ranked document in case of contradiction, inconsistency and/or discrepancy. For the avoidance of doubt, the development work done by Maris for this contract shall be considered within the scope of this supply agreement.

2.2 No other terms and conditions of Maris that may be referred to in any document issued by Maris shall apply, even if the same have not been expressly rejected by Dromote.

3. Scope of the Agreement

3.1 During the term of this Agreement, Maris shall sell and deliver to Dromote and Dromote shall purchase and receive from Maris the Contract Items against the terms and conditions set forth in this Agreement. Dromote does not commit to any minimum order other than the Flyability volume commitment from the Flyability Agreement attached in Exhibit 1.

3.2 Maris shall in the execution of this Agreement fully comply with the Best Industry Practices.

4. Term of the Agreement

4.1 This Agreement shall commence on the Effective Date for an initial term of 5 years (the "Initial Term") and shall, unless terminated earlier pursuant to the provisions of this Agreement, continue after the Initial Term for successive one year periods until terminated by either Party by giving to the other Party not less than six (6) months prior written notice before the end of the then current (Initial) period.

4.2 Termination by Maris under this article shall have no effect on the current Purchase Order as. Consequently, Maris's liabilities under the then current Purchase Order shall remain unaffected until Final Acceptance or until terminated by Dromote under the provisions of this Agreement

5. Article 5 – Purchase Orders

5.1 Dromote shall issue Purchase Orders in writing under this Agreement for the Contract Items.

5.2 Purchase Orders are sent to Maris by mail.

5.3 Any Purchase Order shall be subject to Maris's written acceptance. Within five (5) business days as from the date of receipt of a Purchase Order, Maris shall advise Dromote in writing whether Maris accepts or rejects the Purchase Order, which rejection may be based solely on imperative business or technical grounds. In the event Maris remains silent, the Purchase Order shall be deemed an unconditional acceptance by Maris at the end of the aforementioned five (5) business-day period. In the event Maris's order acknowledgement contains exceptions or remarks to the Purchase Order, Dromote may cancel the Purchase Order without incurring any liability.

6. Change Order

6.1 Without invalidating the Purchase Order, Dromote may at any time request changes from Maris by issuing a Change Order and Maris shall promptly comply with any such request.

6.2 If any Change Order increases or decreases the price or delivery time (the calculation of which shall be shared by Maris with Dromote), the price shall be adjusted accordingly and a reasonable adjustment shall be made to the delivery time, provided that Dromote may instruct Maris to proceed with this change without any delay and the matter on adjustment will be dealt with amicably. Maris shall in any case use all reasonable efforts to mitigate the costs for Dromote.

6.3 Maris shall not be entitled to make any changes whatsoever to or related to the Contract Items, unless accepted in writing by Dromote prior to the implementation of such change.

7. Delivery / Title & Risk

7.1 The Contract Items shall be delivered to Dromote in Maris's standard packaging with Maris's standard labelling and markings, or if requested by the Dromote using Maris's labelling and markings.

7.2 Maris's standard packaging shall adequately protect, pack and mark the Contract Items for transportation to their final destination and/or for prolonged storage and shall at least conform to conditions consistent with generally accepted practice for the type of Contract Items in question and in accordance with applicable legislation. Each package shall be numbered and labelled with Dromote's required information. An itemized list of the contents shall be attached in a waterproof covering on the outside of each package. All costs for such protection, packing and marking shall be deemed included in the Price.

7.3 The Contract Items shall be delivered according to Incoterms 2020 agreed in the purchase order to Dromote at the premises as indicated on the Purchase Order.

7.4 Title in and to the Contract Items shall pass to Dromote upon the moment delivery occurs as per the applicable Incoterm.

7.5 Maris shall supply certificates of origin of materials, components and/or of the Contract Items as specified in the Specifications, the Purchase Order, the Statement of Work and/or as required by applicable legislation. In addition, Maris shall supply a certificate of conformity (COC) with the specifications and/or reference samples and models at first request of Dromote. All costs for such certificates shall be deemed included in the Price, unless otherwise agreed in writing.

7.6 In case – at the moment of delivery at Dromote – the shipment contains Contract Items which are not conform to the warranties and/or contains Contract Items which are DOA (Dead on Arrival), Dromote shall notify Maris and Maris shall at its sole cost and expense provide a full refund or a replacement for the affected Contract Items (at Maris's choice).

8. Delays in Delivery

8.1 Time for delivery and completion shall be of the essence.

8.2 As soon as Maris is or becomes aware of any circumstances or events which may reasonably be anticipated to cause a delay to an agreed upon Delivery Date, Maris shall promptly advise Dromote thereof in writing and Parties shall cooperate in managing such Delivery Date changes.

8.3 If, for any other reason than a Force Majeure situation or a delay due to or caused by Dromote, Maris is unable to meet an agreed upon Delivery Date, and Dromote shall pay liquidated damages to its customer, Maris shall pay to Dromote 50% of such liquidated damages.

8.4 The payment by Maris of the liquidated damages specified under this article shall not release Maris from the fulfilment of the Purchase Order.

8.5 Notwithstanding any other provisions under this Agreement, Dromote may recover damages from Maris in case such damages would exceed the amount payable by Maris as liquidated damage.

8.6 No payment or concession to the Maris by Dromote or any other act or omission of Dromote shall in any way affect the rights of Dromote to recover liquidated damages, be deemed to be a waiver

of the right of Dromote to recover damages or restrict Dromote to apply any other rights as available to Dromote by law or under this Agreement.

9. Acceptance of Standard Contract Items

9.1 Any acceptance of the Standard Contract Items shall be subject to the successful completion of the acceptance procedures and tests specified in the Purchase Order.

9.2 Dromote's failure to object or reject the Standard Contract Items within seven (7) calendars days as from the delivery for any visual and transport damage or loss, shall constitute an unconditional acceptance thereof by Dromote.

9.3 Acceptance of the Standard Contract Items shall not relieve Maris from any of its responsibilities under the Purchase Order, including without limitation Maris's responsibility to meet the warranties under this Agreement.

9.4 Dromote has the right to reject the Standard Contract Items or any part thereof if not accompanied by the documentation specified in the Purchase Order and/or the documentation customary for the type of Contract Items.

10. Prices – Payment – Taxes & Duties

10.1 Maris agrees to sell and deliver to Dromote and Dromote agrees to purchase the Contract Items against the Prices.

10.2 Any and all Prices shall be exclusive of VAT.

10.3 Unless otherwise agreed upon, any and all Prices shall be in US Dollars ("USD" or "US$").

10.4 Maris's invoice shall be issued to the invoicing address mentioned in the Purchase Order. In addition to the legally required data, each invoice shall contain:

i) the correct Dromote Purchase Order number;

ii) the correct corporate name, form address, VAT number, all as specified in the Purchase Order;

iii) name and address of Maris's bank together with Maris's bank account number, SWIFT and IBAN code.

Any invoice failing to meet any of the above conditions shall remain unpaid without bearing any interest and a copy thereof shall be returned to Maris for correction.

Dromote shall pay Maris's invoices according to payment terms mutually agreed.

10.5 If payment has not been made upon due date, Maris shall send Dromote a notification letter urging Dromote to pay the respective invoice. If the invoice has not been paid by Dromote within thirty (30) days following receipt of the notification letter, Dromote shall pay an interest at the rate of 2% per Annum.

10.6 In case of a bona fide dispute related to a Maris invoice, Dromote shall in any case pay the undisputed amount of the respective invoice.

10.7 Maris shall bear any and all taxes, levies and duties, which in connection with the sale of the Contract Items hereunder, are payable by Maris prior to the delivery of the Contract Items pursuant to the agreed upon Incoterm.

10.8 If Maris sells any materials substantially similar to the Contract Items at a price lower than the prices then effective under this Agreement, such lower price will apply to the Contract Items, provided Maris can legally extend such lower price to Dromote.

11. Warranty & Representations

11.1 Maris hereby warrants that during the Warranty Period of 24 months, the Contract Items (including all components and any part thereof) shall:

i) conform to this Agreement, the Specifications, Statement of Work, applicable legislation and regulations, standards, Drawings, provisions of the technical documentation, reference sample and models attached to or referred to in the Agreement or Purchase Order;

ii) Be free from defects in design, material and workmanship (including without limitation Epidemic Failures); and

iii) Work uninterrupted and/or error-free.

These warranties shall apply for the full Warranty Period for any replaced Contract Item and shall apply for the remainder of the Warranty Period for every repaired or corrected Contract Item (or part thereof), plus the period required by Maris to repair, correct or replace and to put it back into operation, with a minimum remaining Warranty Period of one hundred eighty (180) days, whichever is the longest.

11.2 Additionally, Maris hereby warrants that the Contract Items:

i) have not been misrepresented as having been designed and/or produced under an approved

system or other acceptable method; and

ii) at the moment of Delivery are new, undamaged, not refurbished and have not reached a design life limit.

11.3 If the Contract Items (or any part thereof) fails to meet any or all of the warranties then, upon Dromote's request, Maris shall, at its sole expense incl. transport costs, labour costs, testing costs and (re)installation costs, within such a time and in such a manner as to minimize production interruption and/or losses to Dromote, either (a) repair, correct or replace said Contract Items (or part thereof) to cause them to meet the warranties, or (b) deliver and install a new Contract Item (or part(s) thereof) which shall:

i) Meet the form, fit, function and composition of the Contract Item to be replaced; and

ii) Conform to the warranties and the provisions of the Agreement.

11.4 The costs of packing, transport and insurance related to (i) shipping the defective Contract Item or part to Maris for repair or replacement and (ii) shipping of the repaired Contract Item or replacement therefore or part thereof to Dromote shall be borne by Maris.

11.5 Maris shall at all times make available records related to the Contract Items at first request of Dromote.

11.6 At any point in time Dromote may request Maris to conduct at its sole cost, a failure analysis on defective Contract Items in view of establishing the root cause of such defect. The report of the Maris shall describe in detail the root cause and the corrective actions to remedy such defects including time schedule.

11.7 In the event of failure to meet the warranties under this article and Maris fails to promptly perform the appropriate remedial action after Dromote's written notice, or if the defective Contract Items require urgent remedial action, Dromote may, after notifying Maris of its intent to do so, perform or cause to be performed at Maris's risk and expense, any (remedial) action which Dromote sees fit. Maris shall pay within thirty (30) days after receipt of Dromote's invoice all reasonable costs whatsoever incurred by Dromote as a result of or in connection with any such remedial action.

11.8 All Contract Items or parts thereof that become obsolete as a result of a breach of any of the above warranties shall be replaced with conforming Contract Items at Maris's sole cost. In addition, Maris, at its sole cost, shall take back the Contract Items that are obsolete as a result of a breach of the above warranties.

11.9 The remedies referred to hereinabove shall be without prejudice to any other rights or remedies Dromote may have at law in respect of Maris's failure to meet the warranties.

11.10 After expiration of the Warranty Period, Maris and Dromote shall, at Dromote's request, negotiate in good faith an agreement for the provision by Maris or its nominee(s) of an extended warranty and/or maintenance service at mutually acceptable price and terms & conditions.

11.11 After expiration of the Warranty Period, Maris, at Dromote's request, shall perform repair services at Maris's rate and according to Maris's policies and procedures in effect at the time the request is made.

12. EH&S Compliance

12.1 The Contract Items as well as Maris in the performance of the services under this Agreement, shall at all times conform in all respects to the applicable legislation (including without limitation i) the health, safety and environment compliance requirements and ii) product safety laws and regulations (including without limitation the legislation related to the restrictions on the marketing and use of certain dangerous substances and preparations). Maris shall in this regard provide to Dromote up to date information about any related health, safety and environmental hazards and instructions for the safe use, handling and disposal of the Contract Item (or any part thereof). Prior to the first delivery of the Contract Items, this information and, subsequently, any update thereof shall be supplied to each specific "ship-to" Dromote location.

12.2 Maris shall at all times keep, maintain, operate and use Maris's site, factory, facilities, equipment, tools and Contract Items supplied under this Purchase Order in accordance with all applicable legislation, including without limitation those related to health & safety, environment, permits and licenses as well as the permits and licenses themselves. No delay on the part of official authorities in relation to the foregoing shall be considered a case of force majeure.

12.3 Maris hereby warrants that the Contract Items shall meet the requirements of the Directive on the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment (ROHS) 2002/95/EC and the applicable national laws and regulations.

12.4 If Electrostatic Discharge (ESD) sensitive devices are supplied to Dromote, Maris must have an active ESD program and use proper ESD handling and packaging procedures. Applicable

components include circuit boards, electronic assemblies with exposed components or connectors, semi-conductors and any other devices that may require ESD protection. Maris must maintain records of the testing done and training provided.

12.5 As provided in the REACH Regulation, Maris needs to assure that all Contract Items follow applicable requirements under Regulation 1907/2006/EC concerning the registration, evaluation, authorization and restriction of chemicals.

13. Epidemic Failure

13.1 In case of an Epidemic Failure, Maris shall promptly provide Dromote in writing with the serial numbers and the manufacturing code and date of the manufacturing lot in which the Epidemic Failure has been identified.

13.2 In the event of an Epidemic Failure, all the Contract Items of the manufacturing lot in question will be presumed defective (regardless of the location of the Contract Items in question) and Dromote, acting reasonably, may recall all such Contract Items and at Dromote's option Maris shall, at its sole expense, within such time and in such a manner as to minimize damages and/or losses to Dromote, either

(i) Repair, correct or replace the Contract Items, to cause them to meet the warranties and the provisions of the Purchase Order; or

(ii) Deliver and install a new replacement Contract Items which shall meet the form, fit, function and composition of the defective Contract Items to be replaced and which shall be conform to the warranties and the provisions of the Purchase Order.

14.3 Subject to Dromote providing Maris with proper supporting documentation thereof, Maris shall refund to Dromote any and all damages, losses, costs and expenses incurred by Dromote as result of the occurrence of an Epidemic Failure and /or in connection therewith (including without limitation costs related to the identification and validation of the Epidemic Failure, the demounting and reinstallation of the Contract Items, shipping & insurance back and forward, intermediate storage, putting back in operation, ...).

14. Supply Chain & continuity of supply

14.1 Maris will order components for the Contract Items in quantities sufficient to support the Purchase Orders of Dromote. No higher quantity will be accepted by Dromote or financially compensated by Dromote upon termination of this Agreement or a Purchase Order.

14.2 Upon Dromote's request, Maris shall deliver to Dromote a report that sets forth the inventory in the various stages of manufacturing (including but not limited to components, work-in-process, finished Contract Items, open purchase orders) held by Maris as of the date of the report.

14.3 Maris shall give Dromote not less than twelve (12) months prior written notice in the event of discontinuance of the production of a Contract Item or any major part thereof and shall give Dromote ample opportunity to purchase the affected Contract Item(s) in such quantity as Dromote deems necessary to cover its long term requirements. Maris shall accept Purchase Orders from Dromote during the notice period for delivery up to twelve (12) months following the discontinuation becoming effective.

14.4 During a period of at least twelve (12) months following the end of the delivery term as specified under article 16.4, Maris shall maintain and keep available a reasonable inventory of Spare Parts.

15. Liability

15.1 Except for i) gross negligence, ii) wilful misconduct, iii) matters for which liability cannot be limited or excluded by law and iv) the articles of this agreement applicable to Maris related to "Warranty", "Epidemic Failure" and "Third Party Rights", and unless otherwise agreed upon, to the maximum extend permitted by law, each Party's liability under this Agreement shall be limited per occurrence to an amount equal to the respective amounts paid or payable by Dromote under this Agreement

15.2 Neither Party shall be liable with respect to any subject matter of this Agreement under any contract, tort, strict liability or other theory (including negligence) for any indirect, incidental, punitive, special or consequential damages (including without limitation loss of production, loss of use, loss of business, loss of profit), even if the other Party has been advised of the possibility of such damages.

16. Third Party Rights

16.1 The Maris warrants that the Contract Items shall not infringe, or contribute to infringe, any third party (intellectual property) right or trade secret.

16.2 Maris shall defend, indemnify and hold harmless Dromote, its successors and assigns, subsidiaries, employees, agents, resellers and end-users from and against all claims, actions, suits, losses and damages, including reasonable attorneys' fees and costs and expenses awarded based upon a claim of infringement, or contributory infringement of any (intellectual property) rights or violation of another's trade secret rights caused by the Contract Items in whatever way. In case of infringement or misappropriation of such third party rights, Maris shall at its expense and at Dromote's option, either:

i) Modify the Contract Items in such a way that it shall not infringe upon or misappropriate the rights of the third party;

ii) Obtain for Dromote a license or other right to use the Contract Items so that it can be used as per the purpose of this Agreement; or

iii) Replace the Contract Items in question with non-infringing item so that it can be used as per the purpose of this Agreement;

if neither of the above-mentioned options would not be possible, the Contract Item shall be returned to Maris and Maris shall fully refund Dromote.

16.3 Dromote shall promptly notify Maris in writing after a claim has been asserted against Dromote and shall - at Maris's expense - cooperate with Maris and provide assistance and support, as may be reasonably required by Maris, in connection with the defence and any settlement negotiations related to such claim, suit or proceeding. Dromote shall not negotiate, settle or compromise any such actions, claim, suit or proceeding without the prior written consent of Maris.

17. Confidentiality

17.1 All Confidential Information in written or printed form shall be marked as confidential at the time of disclosure and Confidential Information disclosed in non-tangible form (orally, visually, otherwise) must be orally identified as confidential at the time of disclosure and reduced to a written summary by the disclosing Party, marked confidential and delivered to the receiving Party within a reasonable period of time.

17.2 The receiving Party acknowledges that the Confidential Information is a valuable asset of the disclosing Party. Confidential Information shall at all times remain the property of the disclosing Party. No license under any patent, copyright, trademark, trade secret or other (intellectual property) right is granted or implied by providing Confidential Information.

17.3 During and after the term of this Agreement, and until one of the exceptions on the Confidential Information occur, the receiving Party shall:

i) keep the Confidential Information in the strictest confidence and refrain from disclosing any Confidential Information;

ii) Use at least the same degree of care as it uses to protect its own Confidential Information against unauthorized disclosure, publication or use, which shall at least be a reasonable degree of care;

iii) Not utilize any of the Confidential Information for any purpose other than the performance of its obligations under the Agreement;

iv) not print or copy, in whole or in part, any of the Confidential Information or any (data) carrier containing Confidential Information unless upon prior written consent from the disclosing Party or unless absolutely necessary for the performance of its obligations under the Agreement. Such copies shall at all times remain the property of the disclosing Party and be covered under the provisions of these confidentiality provisions.

17.4 The receiving Party may only disclose Confidential Information to those of its representatives (directors, officers, employees and/or authorized subagents) who have a need to know such Confidential Information in connection with the performance by the receiving Party of its obligations under this Agreement, provided such representatives are first obligated to (i) use the Confidential Information only in connection with the performance by the receiving Party of its obligations under the Agreement; and (ii) keep the Confidential Information secret at least to the same extent as provided for herein.

17.5 The receiving Party shall promptly notify the disclosing Party in the event the receiving Party is required to disclose Confidential Information in a judicial, regulatory or administrative process and shall allow the disclosing Party an opportunity to oppose such requirement. The receiving Party shall – at its cost - take all the steps provided for in such judicial, regulatory or administrative process to preserve the confidentiality of the Confidential Information.

17.6 i) At the moment the receiving Party no longer has a need for the Confidential information, ii) at the expiration, cancellation or termination of the agreement, or, iii) at disclosing Party's request (whichever occurs first), the receiving Party shall promptly return to the disclosing Party, or destroy, all Confidential Information and other tangible items of its disclosure as containing Confidential Information and cease the use of the Confidential Information.

18. Force Majeure

18.1 Neither Party shall be liable to the other for default or delay in the performance of any of its obligations under this Agreement and/or any Purchase Order due to Force Majeure, except that rights and liabilities which accrued prior to such termination shall continue to subsist.

18.2 The Party prevented by Force Majeure shall promptly notify the other Party of the onset thereof and detailing the nature of the Force Majeure and - later on - of the cessation of the Force Majeure.

18.3 The Party prevented by Force Majeure shall use its reasonable efforts to mitigate the effects of the Force Majeure on the affected Parties and to expedite the cessation thereof.

19. Termination

19.1 Either Party may terminate this Agreement and/or a Purchase Order at any time during the term of this Agreement with immediate effect without summons by giving written notice to the other Party in the event that:

- (i) a petition in bankruptcy is filed by or against the other Party or the other Party is declared bankrupt or becomes insolvent or the other Party's credit becomes impaired; or
- (ii) proceedings are initiated by or against the other Party seeking appointment of a receiver, reorganization, liquidation, dissolution, debt rearrangement or any other similar relief with respect to the other Party; or
- (iii) the other Party ceases to do business as a going concern; or
- (iv) a force majeure situation lasts for a period of at least two (2) consecutive months.

19.2 Subject to a force majeure event, if either Party fails to perform or fulfill, at any time and in the manner herein provided, any material obligation or condition required to be performed or fulfilled by such Party hereunder, and if the defaulting Party fails to remedy any such failure within ninety (90) days after written notice thereof from the other Party, the other Party shall have the right to terminate this Agreement, Purchase Order and/or Statement of Work by giving written notice of termination to the defaulting Party at any time within thirty (30) days after said ninety (90)-day cure period.

19.3 Either Party may terminate this Agreement in writing at any time with immediate effect and without incurring any liability in the event that:

- (i) the other Party commits any act or practice which materially adversely affects the name, goodwill, reputation or interests of the first Party; or
- (ii) the business of the other Party or the ownership or the control thereof is sold, transferred or otherwise conveyed, directly or indirectly, to a competitor of the terminating Party;

19.4 After the agreement with Flyability is terminated, Dromote, at its sole discretion, may at any time terminate a Purchase Order in whole or in part by giving written notice to Maris and Dromote and Maris shall negotiate an equitable amount to be paid by Dromote to Maris to compensate Maris for the reasonable and actual sustained costs incurred by Maris as a result of Dromote's termination. If applicable, such may result in reimbursement by Maris in case of prepayment by Dromote.

19.5 Upon termination of this Agreement for any cause whatsoever, all amounts owing hereunder between the Parties shall become immediately due and payable. Such termination shall not affect any rights of Dromote accrued hereunder prior to such termination.

20. Assignment

20.1 Any assignment of this Agreement by Maris (in whole or in part) shall be void, except that without requesting Dromote's consent, Maris may assign all or part of this Agreement to:

- (i) any of its Affiliate for as long as such Affiliate is financially stable and for as long as the rights of Dromote are not harmed or diminished; or
- (ii) a third Party in connection with the sale, transfer or conveyance otherwise of its business or any part thereof to which this Agreement relates to the extent the acquirer is not a competitor of Dromote.

Where consent is required under this provision, such consent shall not be unreasonably withheld.

20.2 Dromote may assign this Agreement to a third party with the approval of Maris

21. Subcontracting

21.1 If Maris wishes to subcontract any part of this agreement to a third party, beyond the scope of original agreement shared with Dromote prior to the signature of this Agreement, Maris shall notify Dromote in writing . Any subcontracting shall occur at Maris's own risk and expense and shall not relieve Maris from any of its obligations or liabilities under this Agreement. Maris shall at all times be responsible for its subcontractors and shall make sure that its subcontractors shall at all times comply with any obligations under this Agreement, requirements from Dromote, internal policies and procedures at any time.

22. Non-Solicitation of Personnel

22.1 Maris covenants that it will not during the term of this Agreement and for a period of twelve (12) months thereafter on behalf of itself or any other person, directly or indirectly, entice or solicit away or endeavour to entice or solicit away any employee of Dromote that was involved - for or on behalf of Dromote - in any services (to be) performed by Maris under this Agreement, provided that this shall exclude employment of any such person pursuant to an advertisement or other hiring methods made generally available by Maris for personnel to which such persons make an unsolicited response.

23. General Provisions

23.1 Relationship

Notwithstanding anything herein contained, it is agreed that the Maris is doing business on its own account and Maris (or its personnel) shall under no circumstances be considered employee, agent or legal representative of Dromote for any purpose whatsoever. Maris is not granted any right or authority to bind Dromote in any manner whatsoever.

23.2 Entire agreement

This Agreement and the Exhibits referred to herein constitute the entire agreement between the parties with respect to the subject matter of this Agreement and there are no other terms, conditions, obligations, promises, representations or warranties - whether express or implied - affecting this Agreement.

23.3 Severability

The eventual invalidity of any clause of the Agreement shall not affect the validity of the other clauses. Void clauses are to be construed in such a way that the business purpose of said clauses as envisaged by both Parties can be realized in a lawful manner.

23.4 Amendments

Any amendment to this Agreement and/or any of its Exhibits and/or waiver of any right or remedy herein provided, shall be effective for any purposes only when made in writing and signed by duly authorized representatives of both Parties.

23.5 Waiver

The waiver or partial exercise by any one Party of any power, right or remedy in respect of any occurrence or event on any one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence or event on any other occasion.

No failure or delay on the part of one Party (i) to insist upon the performance by the other Party of any of its obligations under this Agreement and/or (ii) to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof or shall be deemed a waiver of any subsequent breach or default of the other Party.

Any single or partial exercise by one Party of any power, right or remedy shall not preclude any other or further exercise thereof or the exercise of any other power, right or remedy by such Party.

23.6 Notices

Unless otherwise specified all notices that are required to be given pursuant to this Agreement shall be given in writing and shall, if sent by telefax or e-mail, promptly thereafter be confirmed by registered mail, addressed to:

	Dromote	**Maris**
Entity:	Dromote SA	Maris Technologies Marketing Ltd.
Attn.:	Frederic Guitard	ISRAEL BAR
Address:	Route de Chavannes 9	3 Golda Meir St.
	1007 Lausanne, Suisse	Ness Ziona, 7403648, Israel
Email:	frederic@guitard.org Frederic.guitard@dromote.ch	israel@maris.co.il

or to such other address as either Party may notify in writing to the other Party after the date hereof.

A notice shall be deemed to have been given on the date of sending the telefax or e-mail; provided it has been confirmed by registered mail as evidenced by the post office receipt.

23.7 Prior Agreements
This Agreement shall supersede any terms and conditions previously agreed upon (whether or not in writing) between Maris and Dromote with respect to the subject matter of this Agreement and such previous terms shall from the date hereof cease to have any force or effect.

This Agreement shall however not be construed as a renunciation, discharge or waiver of any right or remedy provided in any terms and conditions previously agreed upon with respect to a failure of either Party to perform any of its obligations under any terms and conditions previously agreed upon.

23.8 Publicity
The Parties agree that no publicity, release, or announcement concerning the existence of this Agreement and/or any of the provisions of this Agreement or the transactions contemplated hereby shall be issued without the prior written approval of timing, form and content of both Parties, which approval shall not be unreasonably withheld.

23.9 Headings
Headings and subheadings used in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of the respective provisions.

23.10 Language
This Agreement is in the English language only, which language shall be controlling in all respects. Any versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon either Party. All communications and documentation to be furnished under this Agreement shall be in the English language.

23.11 Survival
The provisions which by their nature surpass the expiration or termination of this Agreement shall survive.

24. Governing Law – Jurisdiction

24.1 This Agreement shall in all respects be governed by the substantive law of Switzerland without recourse to its conflict of law principles. The provisions of the United Nations Convention on Contracts for the International Sales of Goods - known as the Vienna Convention - shall not apply to the sale of Contract Items hereunder.

24.2 Any dispute, controversy or claim arising out of or in relation to this Agreement, including the validity, invalidity, breach or termination thereof, shall be resolved by arbitration in accordance with the Swiss Rules of International Arbitration of the Swiss Chambers of Commerce in force on the date when the Notice of Arbitration is submitted in accordance with these Rules. The number of arbitrators shall be one. The seat of the arbitration shall be Lausanne, Switzerland. The arbitral proceedings shall be conducted in English. The award shall be final and binding on the Parties and shall include the questions of legal fees, costs of arbitration and all matters related thereto.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed on the date first above written in two (2) originals.

Dromote	**Maris**
15/Oct/2020	
By: Eric Chaubert **Title: President** **Date:**	**By: Israel Bar** **Title: CEO** **Date:** 18/10/2020
15/October/2020	
By: Frederic Guitard **Title: Administrator** **Date:**	

EXHIBIT C
Contract Items & Prices and Terms

Air unit and Ground unit Pricing

At each purchase order from Flyability, Maris and Dromote will transparently share the direct costs of each party to build and deliver the Neptune Modules to Flyability and will share equally the margin generated by the sale of this Module to Flyability: 50% of the Margin will go to Dromote, 50% will go to Maris.

Maris and Dromote will work together in good faith to optimize the cost of the modules.
Payment terms will be identical to those between Flyability and Dromote.

Certification cost of Air Unit and Ground Unit

Prices provided by Maris include support and modifications required to obtain certification for the air unit and the ground unit. Prices does not include the cost of the certification process.

Developments Pricing

Any development must be agreed by both Maris and Dromote. Every development require:

- a Statement of Work provided by Dromote, containing at least the scope of work, the acceptance test and all requirements.
- a budget, provided by Maris. Being agreed by Maris that any development is bonded to a fix amount meaning the budget is not adjusted to the real quantity of efforts provided by Maris, this upon the condition that the requirements or specification have not been changed by Dromote.

As of 1st May 2020, the development of the Air Unit and Ground unit is defined by:

- D8 Exhibit DA1 Statement of work (SOW) Final 20200421
- Agreed Budget from Maris for D8 Exhibit DA1 Statement of work (SOW) Final 20200421

The total amount is fix to [***]

Payment terms and calendar:
As partner, Maris agrees to be paid following the same process that is enforce between Flyability and Dromote. Meaning:

- 50%: at start of development
- 20%: at delivery of the last deliverable of a work package
- 20%: at acceptance of all the deliverables of a work package
- 10%: at the final validation which is defined in the document signed between Flyabiltiy and Dromote.

Standard Rate
For the avoidance of doubt, the standard rate of Maris is [***]

Sample Pricing

It's agreed by the parties that the equally share of the margin is not enforced for any samples and that Dromote is free to set the price of any sample ordered to Flyability without sharing the margin in half. The idea behind is that margin on the samples sold to customer should cover the price of the samples required by Dromote team.

EXHIBIT D
Change of Ownership

This exhibit D shall not apply in case of an IPO of Maris (including by way of using a specifical purpose vehicle to purchase all shares as part of the IPO.

Dromote shall have a pre-emptive right in case Maris's Shareholder (for the purposes of this Exhibit D the "Offering Shareholder") intends to sell, transfer or otherwise dispose of its shares (for the purpose of this Exhibit D the "Offered Shares") to a third party.

If the Offering Shareholder intends to sell and transfer the Offered Shares to a Third Party ("Third Party Sale"), Dromote shall be entitled (but, for the avoidance of doubt, not be obliged) to exercise the pre-emptive right with respect to such Offered Shares as well.

The Offering Shareholder shall submit to Dromote any definitive terms and conditions, including the purchase price, of the Third Party Sale ("Third Party Offer") and shall offer to Dromote to sell and transfer the Offered Shares on the same terms and conditions, including the purchase price, as set out in the Third Party Offer. Dromote shall provide a final answer on the matter to the Offering Shareholder within 30 Business Days.

EXHIBIT E
Subcontractor's Obligations Agreement

MARIS Letter of Declaration

relative to Subcontractors obligation agreement
Between Flyability SA and Dromote SA

I, Israel Bar the undersigned, as the authorised representative of Maris Technologies Marketing Ltd. a company incorporated under the laws of Israel and established 3 Golda Meir Street, Ness-Ziona 7403648, Israel, hereby declares that the Master Supply agreement between Flyability SA and Dromote SA and its fifteen (15) exhibits were made available to Maris, and Maris is now aware of the substance of the agreement between both parties. In case Dromote SA is dissolved without proper re-assignment of this Agreement to a third-party or in material default of its contractual obligations, Maris commits to take over the engineering services set through the Development Agreement and take over the supply of Air Units to Buyer at conditions similar to those set through in the Master Supply agreement between Flyability SA and Dromote SA and its fifteen (15) exhibits

Name, title: Israel Bar, CEO

Date: 15/10/2020

Signature:

D8 - EXHIBIT DA1

STATEMENT OF WORK

February 2020

1. Table of Contents

2. Duration and objective of the project

The project between FLYABILITY and SUPPLIER shall be defined as follows:

Project start: 1st of March, 2020

Project duration: 12 months

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3. Mode of operation

During the aforementioned project FLYABILITY shall define separate work packages according to its current need in the project. Each work package will be defined by FLYABILITY primary contact (see below).

The role of Project Manager and primary point of contact shall be performed by Pierre-Yves Guernier on SUPPLIER Side and Steven Perhirin on FLYABILITY Side. To ensure the best project outcome, exception can occur and is mentioned in the affected Work Packages.

SUPPLIER and his suppliers do not commit to spend any time at FLYABILITY site unless agreed by both parties, exception can occur and is mentioned in the affected WP.

4. Pricing

Pricing of the whole Work Packages are part of the development agreement, Exhibit 2.

5. Work packages

In each work package definition, the following elements will be agreed between FLYABILITY and SUPPLIER:

1. Requirements
2. Description of the work (main tasks) to be done
3. Deliverables to be provided by SUPPLIER
4. ATP defined by FLYABILITY
5. Resources and Communication

Here are the work packages already defined within the period of performance of this agreement:

1. Dynamic encoding
2. Provide priority on streams
3. Select Frequency at UAV start
4. Have Neptune player on Android
5. Hardware Supervising and modification
6. Switch from FCC to CE mode
7. Certification
8. Smart Display
9. Microhard set up Web control
10. Documentation
11. Other

For the avoidance of doubt, Work Packages are part of a set and shall work properly together (i) within the specification depicted in Specification Matrix (Specification Matrix is entire specifications set forth by Exhibit DA6 to DA9) and (ii) under the provision of the Exhibit DA5.

Work packages are developed in parallel. Estimated Delivery Date takes into account this parallelized work.

1.1. Dynamic Encoding

REQUIREMENTS

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DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

- 31st of March 2020 : SWP1
- 31st of June 2020: SWP2
- 30rd of October 2020: SWP3

Fine tuning SWP2 will be performed at FLYABILITY with SUPPLIER encoding/decoding and ideally with Microhard RF experts. Finetuning will involve new qualities modes and modification of the table parameters delivered in SWP1 in order to have an inspection capability is equivalent to the LB2.

DELIVERABLES

This work package is composed of 3 software deliverables as following:

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ATP

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1.2. PROVIDE PRIORITY [redacted]

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

31th of March 2020 : D0

30rd of April 2020 : SWP1

31th of May 2020 : SWP2

30rd of November 2020 : SWP3

These estimates as based on the hypothesis that the requirements can be met using PORTS to set priority. If It's not the case, we will have to Investigate what options we can give in terms of priority and review the estimates.

DELIVERABLES

The deliverable is composed of software packages and other as following:

[redacted]

ATP

D0 :

[redacted]

SWP1 :

[redacted]

SWP2

[redacted]

SWP3

[redacted]

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris and Advanced Silicon If we do a respin.

Prior starting SWP3, FLYABILITY is accountable to deliver a clear prioritization strategy for port mode.

LOAD

Estimated man Days

	SW(MD)	HW(MD)	PM(MD)
Provide priority on streams (D0; SWP 1 ,2 and 3)	10	0	2

1.3. SELECT FREQUENCY [redacted]

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

31th of May 2020 : SWP1

31th of August 2020 : SWP2

31th of October 2020 : SWP3

Included in the WP but do not generate a deliverable by SUPPLIER:

[redacted]

DELIVERABLES

The deliverable is composed of 3 software packages as following:

- SWP1: Cover all requirements priority 1
- SWP2: Cover all requirements priority 2
- SWP3 : Cover all requirements priority 3

ATP

[redacted]

SWP1:

[redacted]

SWP2:

[redacted]

[redacted]

SWP3:

- Start a new scan, plot the result and validate that the scan result match with known interferences

LOAD

<u>Estimated man Days</u>

	SW(MD)	HW(MD)	PM(MD)
Select frequency at UAV start (SWP1,2 et 3)	5	0	4

1.4. Have Neptune Player [redacted]

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

31st of March 2020: D0

30rd of April 2020 : SWP1

DELIVERABLES

[redacted]

ATP

D0 and SWP1:

[redacted]

D0 only:

- FLYABILITY can build the QT application and received all element listed in the deliverable.

SWP1 only:

[redacted]

RESOURCES & COMMUNICATION

SUPPLIER is accountable for this development that require resources from Maris.

FLYABILITY is accountable to deliver the latency testbench for Maris by 17th of April 2020.

[redacted]

FLYABILITY present is core architecture of the current solution for the 14 March

Discussion between expert of both parties to answer open questions

[redacted]

LOAD

Estimated man Days

	SW(MD)	HW(MD)	PM(MD)
Have Neptune player on Android (D0, SWP1)	53	0	3

1.5. Hardware Supervising and modification

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

- 31st of May 2020 : SWP1
- 31st of July 2020 : Golden Samples PCBAs

DELIVERABLES

The deliverable is composed of:

[redacted]

ATP

[redacted]

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris and Advanced Silicon.

Prior starting the PCB design, SUPPLIER and FLYABILITY will discussed the opportunities to include hardware change priority 2 and 3. FLYABILITY is accountable to decide if priority 2 and 3 shall be consider as priority 1 or abandoned.

[redacted]

LOAD

<u>Estimated man Days</u>

	SW(MD)	HW(MD)	PM(MD)
Hardware supervision and Modification (Golden Samples PCBAs, SWP1)	20	10	5

1.6. Switch from FCC to CE emission power

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

- 31st of July 2020 : SWP1
- 30th of September 2020 : D0

DELIVERABLES

[redacted]

ATP

[redacted]

* : SUPPLIER will do his best efforts to have an emission power as accurate as possible. Both parties are aware that this Information is in Microhard hands since a month and that SUPPLIER will continue to push on a weekly basis. All mitigation solutions will be discussed by both parties. FLYABILITY will select the solution that fit the most its need.

FLYABILITY will not verify the compliance of emitted RF signal in regard of CE and FCC standard. The compliance is part of SUPPLIER accountabilities.

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris and Advanced Silicon.

LOAD

Estimated man Days

	SW(MD)	HW(MD)	PM(MD)
Switch from FCC to CE emission power (SWP1, D0)	10	0	2

1.7. Certification

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: As early as RC supplier has enough specification and sample. Target is 6 months from signature.

Estimated Delivery Date:

[redacted]

DELIVERABLES

Transmission Module Set

- CE and FCC compliance certificates
- MIC, IC and SRRC ready for certification

MIC, IC and SRRC compliance certificates is not included in the offer

ATP

- Received test reports that prove the compliance for all listed certifications

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris and Advanced Silicon.

Prior to starting compliance tests, SUPPLIER and FLYABILITY shall agree about the submitted "Device Under Test" (DUT)

LOAD

Estimated man Days

	SW(MD)	HW(MD)	PM(MD)
Certification	0	0	4

1.8. Smart Display

REQUIREMENTS

[redacted]

[redacted]

For the avoidance of doubt, the diagram bellow present smart display interface(s). It shows which information/data/streams are collected through the smart display interfaces with the API/SDK.

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

31st of March 2020 : D0

31st of May 2020 : SWP1

31st of August 2020 : SWP2

DELIVERABLES

[redacted]

ATP

[redacted]

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris and Advanced Silicon. [redacted]

[redacted]

Confidential -

LOAD

<u>Estimated man Days</u>

	SW(MD)	HW(MD)	PM(MD)
Smart Display (D0, SWP1, SWP2)	20*	0	3

*Both parties agree that this number Is a honest estimate based on the understanding of Supplier. This number of days could be reviewed prior freeze of the API by FLYABILITY and upon agreement by both parties and could be MAXIMUM 40 days.

1.9. [redacted] web control

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

31st of May 2020 : SWP1

30rd of Jun 2020 : SWP2

[redacted]

DELIVERABLES

The deliverable is a Web interface allowing FLYABILITY to:

[redacted]

ATP

[redacted]

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris and Advanced Silicon.

LOAD

<u>Estimated man Days</u>

	SW(MD)	HW(MD)	PM(MD)
Microhard set up web control (SWP1, SWP2)	20	0	3

1.10. Documentation

REQUIREMENTS

[redacted]

DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

- 31st of May 2020 : Detailed documentation first block
- 31st of August 2020 : Second and final delivery for detailed documentation
- 30rd of September 2020 : Datasheet and user manual product

DELIVERABLES

The deliverables are below:

- Detailed documentation first block
- Second and final delivery for detailed documentation

[redacted]

- Datasheet and user manual product

ATP

[redacted]

RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris.

LOAD

<u>Estimated man Days</u>

	SW(MD)	HW(MD)	PM(MD)
Documentation	15	0	3

1.11. Other

REQUIREMENTS

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DESCRIPTION OF THE WORK

Start of the Work: At signature

Estimated Delivery Date:

30rd of April 2020 : POC

31st of May 2020 : SWP1

31st of July 2020 : SWP2

30rd of September 2020 : SWP3

DELIVERABLES

The deliverable is composed of a software packages as following:

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ATP

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RESOURCES & COMMUNICATION

SUPPLIER Is accountable for this development that require resources from Maris.

LOAD

<u>Estimated man Days</u>

	SW(MD)	HW(MD)	PM(MD)
Other (POC, SWP1,2 and 3)	10	0	2

6. Final Validation Test

The "Final Validation Test" consist of a validation by FLYABILITY that the final version of Transmission Module Kit (Software + Hardware) works properly within the Specification Matrix.

This requires that all deliverable of all technical workPackage (certification included) have been delivered and hardware sample having the final design.

For avoidance of doubt, the full PPAP submission will occurs later in conjunction with the pre-production run and is fully covered by MSA.

7. Man days summary

Here is a summary of the man days:

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SUM	183	10	39

All cells In Yellow have to be clarified prior signature.

8. Point of contact

The primary contact at SUPPLIER Is Pierre-Yves Guernier, at FLYABILITY is Steven Perhirin (steven.perhirin@flyability.com).

For FLYABILITY:

Date:

Name:

Signature:

For SUPPLIER:

Date:

Name:

Signature:

EXHIBIT DA2 Of Development Agreement
Prices and Payments schedule

Payments schedule
For each work package listed in the D8 Exhibit DA1 SOW, prices and payments will be set as follow:

a) Estimated price is listed in the table in next section
b) Final price will be invoiced by SUPPLIER based on actual cost and within + or - 20% of the estimated price, with the detail on “effective hours” and ratio invoiced to BUYER.
c) For each work package, SUPPLIER shall inform BUYER as soon as possible if a deviation higher than +10% is foreseen.
d) Payment schedule is the following:
    i. 50% of the estimated price at the signature of the development agreement
    ii. 20% at delivery of the WP described in the D8 Exhibit DA1 SOW
    iii. 20% at successful completion of WP ATP described in the D8 Exhibit DA1 SOW and D11 Exhibit DA4 Acceptance and test procedures
    iv. 10% at successful completion of the final BUYER validation test described in the D8 Exhibit DA1 SOW and D11 Exhibit DA4 Acceptance and test procedures
e) In compliance with b) and c), the amount for the payment (iii) is based on the actual man days reported by SUPPLIER.
f) The pricing provided for the D8 Exhibit DA1 SOW is only valid for the work being part of this Exhibit. All other works will be subject to an additional offer. SUPPLIER shall execute any additional approved offer.
g) SUPPLIER commits to design a robust, reliable and stable product complying with all the requirements as described in the SOW.
h) The “cost related to hardware respin” covers all expenses related to SUPPLIER and its partners, activities needed to deliver a new hardware revision, meeting BUYER requirements, fully designed and verified; as well as 1 Set here defined as 2 PCBA respectively the air unit and the ground unit fully functional and tested.
i) The cost related to FCC and CE certification is due: 50% at the start of the work package #7 and 50% after having passed the testing (testing report delivered to BUYER)
j) The document “Pricing Work Packages Proposal_2020.03.30.xlsx » shows the forecasted delivery plan and the forecasted payment plan. Parties agreed that SUPPLIER is free to deliver and terminate any workpackage at any earliest date. SUPPLIER should inform 3 weeks in advance the BUYER of any earliest delivery. BUYER should reallocate resources to perform the workpackage ATP at earliest. It’s understood by both parties that the document “D9 - EXHIBIT DA2 - Prices and Payments Schedule 2020.04.02” is not a fix payment plan as both date and value can vary.

Prices and Payment Terms

List of work packages, estimated man.days (MD) required and forecasted cost .

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d. Payment terms: SUPPLIER will invoice BUYER when payment milestone as described in this document is passed ; Payment will be due Net 10 days after receiving a correct invoice from SUPPLIER

Samples terms and conditions

BUYER will be able to purchase samples based on the following definitions, pricing and conditions

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a. For Golden Samples, SUPPLIER will communicate, with a formal offer, the unit price, the manufacturing date , and expected delivery date to BUYER. BUYER will have at least two (2) weeks to freeze the number of units and submit a formal Purchase Order to SUPPLIER.

b. Payment terms: SUPPLIER will invoice BUYER when samples are delivered to BUYER; Payment will be due Net 10 days after received a correct invoice from SUPPLIER

EXHIBIT 3 Of Development Agreement
Standard Rates

Standard Consultancy Rate

Consultancy Fees will be charged on a time and materials basis. Daily rates for various levels of support staff are as follows:

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These rates are used when work is delivered in the absence of a specific quote.

Disbursement Rates:

- Hotel, daily subsistence, travel and miscellaneous expenses charged at cost

Client acknowledges that these rates are fixed until 31 December 2020 and may be adjusted by SUPPLIER on an annual basis with effect from 1 January 2021 on the basis of industry norms and any percentage increase during the preceding year in the relevant consumer price index.

The daily subsistence and travel allowance is charged per day for services conducted by SUPPLIER employees outside of their permanent place of work. This allowance will not be charge when work is conducted at a SUPPLIER premises or included in a Work Package defined in the DA Exhibit 1 Statement of work (SOW).

EXHIBIT DA4 Of Development Agreement
Acceptance and Test Procedures ("ATP")

1. Within ten (10) working days following delivery of any Deliverable, BUYER will use all reasonable endeavors to carry out the acceptance tests for that Product in accordance with the relevant ATP specified in this Exhibit 4. On a case by case basis, both Parties can agree in writing on an extended acceptance test period.

2. If any deliverable fails to pass the acceptance tests, BUYER will, within fifteen (15) working days from SUPPLIER delivery of the Deliverable, provide SUPPLIER with written notice to this effect, giving details of such failure(s) ("Failure Notice"). Notwithstanding the above, BUYER shall not issue a Failure Notice if a Deliverable fails the acceptance tests as the sole and direct result of SUPPLIER breach of this Agreement or the failure of any SUPPLIER's Deliverable.

3. Within fifteen (15) working days of receipt of a Failure Notice SUPPLIER will remedy all defects and deficiencies in the Deliverable so that it complies with its Specification and deliver the modified Deliverable to BUYER after which time the process set out in Clauses 1 and 3 will be repeated as necessary.

4. Acceptance of a Deliverable will be deemed to have occurred the earliest of:

   4.1 SUPPLIER's receipt of written notification by BUYER that the Product has successfully passed the Acceptance Tests; or

   4.2 Fifteen (15) calendar days after SUPPLIER's delivery of the Deliverable where no Failure Notice has been sent from BUYER; or

   4.3 The shipment of the Deliverable by BUYER, BUYER's Affiliates or customers excepted for third parties involved in the ATP

5 If BUYER provides three or more Failure Notices to SUPPLIER for a particular Deliverable in accordance with Clause 2 above then BUYER may, by written notice to SUPPLIER, choose at its sole discretion to:

   5.1 Fix a new date for carrying out further tests on the relevant Deliverable on the same terms and conditions set out above; or

   5.2 Accept the Deliverable, alter the relevant Specification and reduce the Fees as, after taking into account all the relevant circumstances, the Parties, acting in good faith, deem reasonable; or

   5.3 Request a scope change to remove the Deliverable and get a Fee reduction, after taking into account all the relevant circumstances, the Parties, acting in good faith, deem reasonable. With no agreement, SUPPLIER will not invoice the 10% payment due at the final approval.

6 For the avoidance of doubt, SUPPLIER shall not be held responsible for any acceptance test failure due to such tests being carried out on a platform or together with hardware or

software components not detailed in the ATP. Detailed ATP for each work package are described in the Exhibit DA1 “Statement of work (SOW)”

PRODUCT SPECIFICATION

VERSION 2.0
February 2020

Specifications classification

In order to have a common and shared vision of the requirements / specifications status, parties agreed on the following terminology and classification:

- Requirements fully understood by both parties with no open question and that don't need any Dev and that are met as of today: **marked as "SPECS" for Specification**
- Requirements fully understood by both parties with no open question and that are part of the work packages detailed In the Statement of Work (SOW): **marked as "SOW" for Statement of Work**
- Requirements to be investigated with the RC supplier: **marked as "GSU"** for Ground Station Unknow
- Requirements to be investigated with the Maris, Microhard team with the participation of Flyability: **marked as "SNA"** for Specification Not Agreed

Priority is provided for any requirement not classified as "Specification".

Specifications as of today

DA Exhibit 5 lists all requirements considered as agreed specifications. Meaning that these requirements are met without doing any development. In addition to the list below, the data sheet of the actually existing Air module is provided.

Requirements part of the SOW

SOW Requirements are fully understood by both parties and are part of the work packages detailed in the SOW.

Requirements Non agreed but wished (SNA)

The following requirements are considered as SNA specifications. The possible reasons to have classified a requirement as SNA are:

- The requirement was not existing at the date the NRE were estimated

- The requirement has been updated and Dromote has not evaluated the Impact It could have on their estimation

After study, these requirements **should become specifications** If no development Is required **or become part of a work package** once the efforts and related cost have been validated by both parties, leading to a revision of the statement of work.

Ground Station Unknown requirements

The GSU requirements need to be reviewed together with the RC supplier.

After this review, these requirements **shall become specifications** If no development Is required **or become part of a work package** once the efforts and related cost have been validated by both parties, leading to a revision of the statement of work.

It is understood by parties that this situation is the result of the non-availability during this study phase of the chosen RC supplier.

It is understood by the parties that the analysis phase with the chosen RC supplier may lead to the selection of an alternative RC supplier. Such selection will be done in transparency between the parties if ever happening.

END OF DOCUMENT

EXHIBITS 13 - 16 WERE REDACTED AND OMITTED